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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-21043

                   	  Pioneer High Income Trust
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Dorothy E. Bourassa, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  March 31


Date of reporting period:  April 1, 2008 through March 31, 2009


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO SHAREOWNERS.


Pioneer High Income Trust
--------------------------------------------------------------------------------
Annual Report | March 31, 2009


Ticker Symbol: PHT



[LOGO] PIONEER
       Investments(R)
                        visit us: pioneerinvestments.com

Table of Contents

Letter to Shareowners                                                     2

Portfolio Management Discussion                                           4

Portfolio Summary                                                         9

Prices and Distributions                                                 10

Performance Update                                                       11

Schedule of Investments                                                  12

Financial Statements                                                     32

Financial Highlights                                                     35

Notes to Financial Statements                                            37

Report of Independent Registered Public Accounting Firm                  46

Approval of Investment Advisory Agreement                                49

Trustees, Officers and Service Providers                                 52

                        Pioneer High Income Trust | Annual Report | 3/31/09    1

President's Letter

Dear Shareowner,

Stock and bond markets around the globe have been experiencing one of their most tumultuous periods in history. Investors have witnessed volatility of a magnitude that many have never before seen. Distance often provides the best vantage point for perspective. Still, we believe that the benefits of basic investment principles that have stood the test of time -- even in the midst of market turmoil -- cannot be underestimated.

First, invest for the long term. The founder of Pioneer Investments, Philip L. Carret, began his investment career during the 1920s. One lesson he learned is that while great prosperity affords an advantageous time for selling stocks, extreme economic slumps can create opportunities for purchase. Indeed, many of our portfolio managers, who follow the value-conscious investing approach of our founder, are looking at recent market conditions as an opportunity to buy companies whose shares we believe have been unjustifiably beaten down by indiscriminate selling, but that we have identified as having strong prospects over time. While investors may be facing a sustained market downturn, we continue to believe that patience, along with staying invested in the market, are important considerations for long-term investors.

A second principle is to stay diversified across different types of investments. The global scope of the current market weakness poses challenges for this basic investment axiom. But the turbulence makes now a good time to reassess your portfolio and make sure that your investments continue to meet your needs. We believe you should work closely with your financial advisor to find the mix of stocks, bonds and money market assets that is best aligned to your particular risk tolerance and investment objective.

As the investment markets sort through the continuing crisis in the financial industry, we are staying focused on the fundamentals and risk management. With more than 80 years of experience behind us, we have learned how to navigate turbulent markets. At Pioneer Investments, risk management has always been a critical part of our culture -- not just during periods of extraordinary volatility. Our investment process is based on fundamental research, quantitative analysis and active portfolio management. This three-pillared process, which we apply to each of our portfolios, is supported by an integrated team approach and is designed to carefully balance risk and reward. While we

2    Pioneer High Income Trust | Annual Report | 3/31/09
see potential chances for making money in many corners of the market, it takes research and experience to separate solid investment opportunities from speculation.

We invite you to learn more about Pioneer and our time-tested approach to investing by consulting with your financial advisor or visiting us online at www.pioneerinvestments.com. Thank you for investing with Pioneer.

Respectfully,

/s/ Daniel K. Kingsbury
---------------------------------------
Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA, Inc.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Trust's historical or future performance are statements of the opinion of Trust management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

                        Pioneer High Income Trust | Annual Report | 3/31/09    3

Portfolio Management Discussion | 3/31/09

High-yield corporate bond prices fell dramatically over the 12 months ended March 31, 2009, as a crisis in the credit markets spread into the financials sector and weakened the overall economy. In reaction, fixed-income investors fled to the highest-quality havens. In the following interview, Andrew Feltus, portfolio manager, discusses the factors that influenced the performance of Pioneer High Income Trust over the 12 months ended March 31, 2009. Mr. Feltus, a member of Pioneer's fixed income team, is responsible for the daily management of the Trust.

Q How did Pioneer High Income Trust perform during the 12 months ended March 31, 2009?

A Pioneer High Income Trust produced a total return of -37.61% at net asset value over the 12 months ended March 31, 2009. At market price, the Trust returned -27.74%. Shares of the Trust sold at a 13.5% premium to net asset value at the close of the period on March 31, 2009. During the same 12-month period, the Trust's benchmark, the Merrill Lynch High Yield Master II Index, returned -20.28%. On March 31, 2009, the Trust's 30-day SEC yield was 22.74%, and its current dividend yield, based on market close was 20.55%.

Q What was the investment environment like over the 12 months ended March 31, 2009?

A The Trust's fiscal year began in the spring of 2008 on a note of optimism, as investors believed that problems in the subprime mortgage market, which had led to the collapse of investment bank Bear Stearns, appeared to be under control. High-yield bonds produced positive returns in April and May of 2008, but the credit markets started deteriorating over the summer at the same time that declines in housing prices started accelerating. The Federal government was forced to come to the aid of mortgage institutions Fannie
   Mae and Freddie Mac in August 2008. One month later, investment bank Lehman Brothers filed for bankruptcy, setting off a chain reaction throughout the financial sector. This led to the restricted availability of credit, as banks and fixed-income investors attempted to avoid any credit risks. The Federal government then came to the aid of insurance giant American International Group (AIG) when it appeared unable to back up its commitments on derivative financial products. This combination of events sent corporate bond prices, especially high-yield bond prices, into a virtual free-fall. High-yield bonds suffered their worst monthly performance on record in October 2008, and their second-worst performance the following month. As business fundamentals deteriorated, valuations in the high-yield market reached extreme levels. Any companies that needed new financing were particularly hurt.

4    Pioneer High Income Trust | Annual Report | 3/31/09

   By the end of 2008, however, signs of a break in the market began appearing. Investors took encouragement from the initiatives of the Federal Reserve Board (the "Fed") and the U.S. Treasury Department to improve the capital positions of major financial institutions and re-stimulate economic growth. High-yield bond prices modestly recovered and the sector produced positive returns in the first quarter of 2009, which was the final quarter of the Trust's fiscal year.

   Notwithstanding the revival of high-yield performance in the final months of the Trust's fiscal year, valuations in the market remained at extreme levels at the end of the fiscal period on March 31, 2009, reflecting an assumed default rate in the sector of more than 18%, which would be higher than the default rates seen during the depths of the Great Depression. We viewed these depressed prices as an opportunity for investors, although it may take time for the U.S. and global economies to recover fully from current conditions.

Q What were the principal factors affecting the Trust's performance over the 12 months ended March 31, 2009?

A The Trust's return at net asset value trailed the benchmark Merrill Lynch High Yield Master II Index by a significant margin, principally because of the effects of the Trust's strategy to use leverage, or borrowed funds, to invest. This is a normal part of our investment strategy. We obtain financing by issuing auction rate preferred shares, which is a low-cost way of borrowing money. Leverage tends to exaggerate performance both when the market is producing positive returns and when it is producing negative returns. During the Trust's fiscal year, the use of leverage exacerbated the effects of the declining prices of high-yield bonds.

   Because of the crisis in the credit markets, the market for auction rate preferred shares was frozen over the 12 months ended March 31, 2009. That made it difficult for investors holding auction rate preferred shares to sell their shares, and it increased the borrowing costs incurred by the Trust because of the terms outlined by the documents authorizing issuance of preferred shares. At the end of the fiscal year, the Trust's leverage ratio was 43.8%, an increase from the 29% level at the start of the 12-month period on April 1, 2008. While the amount of borrowed funds had not increased, the declining values of the bonds in the Trust's portfolio increased the proportion of leverage.

Q What were some of the investments that most affected the Trust's results during the 12 months ended March 31, 2009?

A Despite the market downturn, several of the Trust's investments did well. They included bonds issued by PNA Group, a metals distributor, which were bought back by the company when it was acquired by Reliance Steel &

                        Pioneer High Income Trust | Annual Report | 3/31/09    5

   Aluminum. In addition, the Trust's investment in bank loans to Talecris Biotherapeutics, a health care company that processes blood supplies, rose in value when the company entered into a business agreement with another corporation. The Trust also profited because of the underlying value of assets held by two companies that defaulted on their bonds: VeraSun Energy and Charter Communications. While both VeraSun, a producer of ethanol-based fuels, and Charter, a cable communications corporation, defaulted on their bond payments, the Trust's position was protected.

   Several other bond investments detracted from the Trust's results when the companies defaulted. Land Source, a joint venture involved in real estate development in California, fell victim to the depressed real estate market and filed for bankruptcy protection. Other defaulted bond holdings included securities issued by: Aleris International, an aluminum manufacturer and metals distributor; Trump Entertainment, a casino and resort operator in Atlantic City; and ARCO Chemical.

Q Did you make any adjustments in the Trust's investment strategy during the 12-month period ended March 31, 2009?

A While we retained the Trust's focus on high-yield corporate bonds, we made two notable changes in the Trust's portfolio composition during the fiscal year ended March 31, 2009. The first was to increase the Trust's exposure to the banking sector by buying preferred shares of major financial institutions. We were attracted by the yields offered by these securities, which were competitive to high-yield bonds, even though the preferred shares were rated higher and potentially offered greater protection for investors. We focused on some of the most important U.S. banks, with investments in companies such as Wells Fargo, PNC and Bank of America. We also increased the Trust's investments in non-government agency mortgages, which we thought were more attractive than many high-yield bonds.

   At the end of the fiscal year on March 31, 2009, nearly 66% of the Trust's assets were invested in U.S. high-yield debt, and more than 18% of assets were invested in emerging market and international high-yield securities. Investments in U.S. investment-grade securities accounted for more than 10% of the Trust's assets, and just over 3% of assets were invested in convertible debt. The average credit rating of the Trust's holdings remained at B as of March 31, 2009.

Q  What is your investment outlook?

A Although the high-yield market gained in the first three months of 2009, the market still was experiencing defaults at an annualized rate of between 10%-11%. However, current high-yield bond prices assume an even worse default rate, which we think provides an investment opportunity in advance

6    Pioneer High Income Trust | Annual Report | 3/31/09
   of an improvement in the overall economy. Historically, the capital markets -- including the high-yield bond market -- begin moving in advance of an economic recovery.

   The high-yield market already has produced solid performance in the first quarter of 2009, but we are not prepared to predict that the market's problems have ended. We do not anticipate a quick economic recovery, but we believe the Trust is well positioned for a market rebound when it occurs.

Please refer to the Schedule of Investments on pages 12-31 for a full listing of Trust securities.

Investments in high-yield or lower-rated securities are subject to greater-than-average risk. The Trust may invest in securities of issuers that are in default or that are in bankruptcy.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

When interest rates rise, the prices of fixed-income securities in the Trust will generally fall. Conversely, when interest rates fall the prices of fixed-income securities in the Trust will generally rise. Investments in the Trust are subject to possible loss due to the financial failure of underlying securities and their inability to meet their debt obligations.

The Trust may invest up to 50% of its total assets in illiquid securities. Illiquid securities may be difficult to dispose of at a fair price at the times when the Trust believes it is desirable to do so and their market price is generally more volatile than that of more liquid securities. Illiquid securities are also more difficult to value and investment of the Trust's assets in illiquid securities may restrict the Trust's ability to take advantage of market opportunities.

The Trust may use leverage through the issuance of preferred shares. Leverage creates significant risks, including the risk that the Trust's income or capital appreciation will not be sufficient to cover the cost of leverage, which may adversely affect the return for the holders of common shares.

The Trust is required to maintain certain regulatory and rating agency asset coverage requirements in connection with its outstanding preferred shares. In order to maintain required asset coverage levels, the Trust may be required to alter the composition of its investment portfolio or take other actions, such as redeeming preferred shares with the proceeds from portfolio transactions, at what might be inopportune times in the market. Such actions could reduce the net earnings or returns to holders of the Trust's common shares over time.

Risks of investing in the Trust are discussed in greater detail in the Trust's registration statement on Form N-2 relating to its common shares.

                        Pioneer High Income Trust | Annual Report | 3/31/09    7

Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Trust's historical or future performance are statements of the opinion of Trust management as of the date of this report. These statements should not be relied upon for any other purposes.



8    Pioneer High Income Trust | Annual Report | 3/31/09

Portfolio Summary | 3/31/09

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Corporate Bonds & Notes                                                74.7%
Temporary Cash Investments                                              9.3
Municipal Bonds                                                         4.3
Convertible Bonds                                                       3.2
Floating Rate Loan Interests                                            2.1
Asset Backed Securities                                                 2.0
Sovereign Debt Obligations                                              1.7
Collateralized Mortgage Obligations                                     1.1
Municipal Collateralized Debt Obligations                               0.6
Common Stock                                                            0.4
Convertible Preferred Stock                                             0.4
Fixed Rate Loan Interests                                               0.1
Warrants                                                                0.1

Portfolio Maturity
--------------------------------------------------------------------------------
(As a percentage of long-term holdings)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

0-1 year                                                               12.7%
1-3 years                                                              26.5%
3-4 years                                                              32.8%
4-6 years                                                              20.4%
6-8 years                                                               7.6%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of long-term holdings)*

 1.    Xerox Capital Trust I, 8.0%, 2/1/27                             2.58%
 2.    GATX Financial Corp., 8.875%, 6/1/09                            2.45
 3.    Cia Brasileira de Bebida, 10.5%, 12/15/11                       2.05
 4.    Cricket Communications, Inc., 9.375%, 11/1/14                   1.89
 5.    Kabel Deutschland GMBH, 10.75%, 7/1/14                          1.53
 6.    Hughes Network Systems LLC, 9.5%, 4/15/14                       1.47
 7.    Altra Industrial Motion, 9.0%, 12/1/11                          1.39
 8.    Waste Services, Inc., 9.5%, 4/15/14                             1.35
 9.    First Data Corp., 9.875%, 9/24/15                               1.33
10.    VeraSun Energy Corp., 9.875%, 12/15/12                          1.27

* This list excludes temporary cash and derivative investments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

                        Pioneer High Income Trust | Annual Report | 3/31/09    9

Prices and Distributions | 3/31/09

Market Value per Common Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                  3/31/09                   3/31/08
--------------------------------------------------------------------------------
                   $8.03                    $13.15
--------------------------------------------------------------------------------

Net Asset Value per Common Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                  3/31/09                   3/31/08
--------------------------------------------------------------------------------
                   $7.07                    $13.41
--------------------------------------------------------------------------------

Distributions per Common Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Net
                       Investment      Short-Term        Long-Term
                         Income       Capital Gains     Capital Gains
--------------------------------------------------------------------------------
   4/1/08-3/31/09       $1.6500          $ --              $ --
--------------------------------------------------------------------------------

10    Pioneer High Income Trust | Annual Report | 3/31/09

Performance Update | 3/31/09

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in market value, plus reinvested dividends and distributions, of a $10,000 investment made in common shares of Pioneer High Income Trust, compared to that of the Merrill Lynch High Yield Master II Index.

Cumulative Total Returns
(As of March 31, 2009)
-------------------------------------------------------
                              Net Asset        Market
Period                        Value (NAV)      Price
-------------------------------------------------------
Life-of-Trust
(4/25/02)                       15.27%         25.08%
5 Years                        -17.55          -8.44
1 Year                         -37.61         -27.74
-------------------------------------------------------

Value of $10,000 Investment

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

4/02        10000       10000
3/03        10409       10169
            13981       12428
3/05        15759       13291
            17390       14252
3/07        20452       15903
            17308       15344
3/09        12507       12233

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

Performance data shown represents past performance. Past performance is no guarantee of future results. Investment return and market price will fluctuate, and your shares may trade below net asset value ("NAV"), due to such factors as interest rate changes and the perceived credit quality of borrowers.

Total investment return does not reflect broker sales charges or commissions. All performance is for common shares of the Trust.

Closed-end funds, unlike open-end funds, are not continuously offered. There is a one-time public offering and, once issued, shares of closed-end funds are sold in the open market through a stock exchange and frequently trade at prices lower than their NAV. NAV per common shares is total assets less total liabilities, which includes preferred shares, divided by the number of common shares outstanding.

When NAV is lower than market price, dividends are assumed to be reinvested at the greater of NAV or 95% of the market price. When NAV is higher, dividends are assumed to be reinvested at prices obtained under the Trust's dividend reinvestment plan.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Trust distributions or the sale of Trust shares.

Index comparison begins April 30, 2002. The Merrill Lynch High Yield Master II Index is a commonly accepted measure of the performance of high yield securities. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Trust returns, do not reflect any fees, expenses or sales charges. The Index is not leveraged. You cannot invest directly in the Index.

                       Pioneer High Income Trust | Annual Report | 3/31/09    11

Schedule of Investments | 3/31/09

Principal           S&P/Moody's
Amount              Ratings
USD ($)             (unaudited)                                                             Value
--------------------------------------------------------------------------------------------------------
                                   ASSET BACKED SECURITIES -- 3.6% of Net Assets
                                   TRANSPORTATION -- 0.1%
                                   Airlines -- 0.1%
      351,975             B/B1     Continental Airlines, Inc., Series B, 8.499%, 11/1/12    $    272,781
                                                                                            ------------
                                   Total Transportation                                     $    272,781
--------------------------------------------------------------------------------------------------------
                                   BANKS -- 0.8%
                                   Thrifts & Mortgage Finance -- 0.8%
      700,000(a)        AA/Aa2     ACE Securities Corp., 0.972%, 4/25/35                    $    560,704
      531,442(a)       AA+/Aa1     ACE Securities Corp., 1.122%, 12/25/34                        268,021
      280,000(a)       AAA/Aaa     Bear Stearns Asset Backed Securities Trust,
                                   0.972%, 1/25/47                                                44,009
      585,994(a)       AAA/Ba2     Countrywide Asset-Backed Certificates,
                                   0.702%, 7/25/36                                               446,087
      246,000(a)        AAA/A2     FBR Securitization Trust, 0.872%, 10/25/35                    149,417
                                                                                            ------------
                                   Total Banks                                              $  1,468,238
--------------------------------------------------------------------------------------------------------
                                   UTILITIES -- 2.7%
                                   Electric Utilities -- 1.1%
    2,300,000(a)         NR/NR     Power Contract Financing III LLC, 0.995%,
                                   2/5/10 (144A)                                            $  2,185,000
--------------------------------------------------------------------------------------------------------
                                   Multi-Utilities -- 1.6%
    4,107,344            NR/NR     Ormat Funding Corp., 8.25%, 12/30/20                     $  3,080,508
                                                                                            ------------
                                   Total Utilities                                          $  5,265,508
--------------------------------------------------------------------------------------------------------
                                   TOTAL ASSET BACKED SECURITIES
                                   (Cost $8,497,480)                                        $  7,006,527
--------------------------------------------------------------------------------------------------------
                                   COLLATERALIZED MORTGAGE BACKED SECURITIES -- 2.0%
                                   of Net Assets
                                   CONSUMER SERVICES -- 0.4%
                                   Restaurants -- 0.4%
    1,245,000           BB/Ba3     DB Master Finance LLC, 8.285%, 6/20/31 (144A)            $    816,795
                                                                                            ------------
                                   Total Consumer Services                                  $    816,795
--------------------------------------------------------------------------------------------------------
                                   BANKS -- 1.6%
                                   Thrifts & Mortgage Finance -- 1.6%
      720,000(a)      AAA/Baa3     Carrington Mortgage Loan Trust, 0.622%, 10/25/36         $    495,983
    1,504,000(a)        AAA/B3     Carrington Mortgage Loan Trust, 0.722%, 2/25/37               895,226
      421,679(a)       AAA/Ba2     Countrywide Alternative Loan Trust, 0.852%, 10/25/35          174,104
      506,761(a)      AAA/Baa3     Countrywide Alternative Loan Trust, 0.872%, 9/25/35           201,136
      735,498(a)        AAA/B3     Countrywide Alternative Loan Trust, 0.882%, 1/25/36           141,523
      316,874(a)       AAA/Ba1     Countrywide Home Loan Mortgage Pass Through Trust,
                                   0.882%, 3/25/35                                               111,921
      186,991(a)        AAA/B1     First Franklin Mortgage Loan Asset Backed Certificates,
                                   0.712%, 3/25/36                                               118,904
    1,701,750(a)          B/Ca     Luminent Mortgage Trust, 0.782%, 7/25/36                      230,425

The accompanying notes are an integral part of these financial statements.

12    Pioneer High Income Trust | Annual Report | 3/31/09

Principal                S&P/Moody's
Amount                   Ratings
USD ($)                  (unaudited)                                                      Value
------------------------------------------------------------------------------------------------------
                                         Thrifts & Mortgage Finance -- (continued)
        435,170(a)          AAA/Baa1     Structured Asset Mortgage Investments, Inc.,
                                         0.832%, 9/25/45                                  $    166,192
      1,003,254(a)           AAA/Aa1     WaMu Mortgage Pass Through Certificates,
                                         0.752%, 4/25/45                                       408,394
        240,887(a)          AAA/Baa1     WaMu Mortgage Pass Through Certificates,
                                         1.002%, 7/25/45                                        54,423
                                                                                          ------------
                                         Total Banks                                      $  2,998,231
------------------------------------------------------------------------------------------------------
                                         TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                                         (Cost $6,422,165)                                $  3,815,026
------------------------------------------------------------------------------------------------------
                                         CORPORATE BONDS & NOTES -- 137.2% of Net Assets
                                         ENERGY -- 10.6%
                                         Oil & Gas Drilling -- 0.7%
      3,453,669                NR/NR     DDI Holding AS, 9.3%, 1/19/12 (144A)             $  1,433,273
------------------------------------------------------------------------------------------------------
                                         Oil & Gas Equipment & Services -- 1.2%
        600,000(a)(b)          NR/NR     DP Producer AS, 7.271%, 12/5/11 (144A)           $      6,000
      1,100,000                NR/NR     Nexus 1 Pte, Ltd., 10.5%, 3/7/12 (144A)               220,000
 NOK  4,600,000                NR/NR     Petrojack AS, 11.0%, 4/19/10                          102,190
        400,000(a)             NR/NR     PetroProd, Ltd., 7.354%, 1/12/12 (144A)                72,000
      2,000,000                NR/NR     Sevan Marine ASA, 9.25%, 12/20/11 (144A)            1,200,000
      3,500,000                NR/NR     Skeie Drilling & Production ASA, 11.25%,
                                         3/8/13 (144A)                                         647,500
                                                                                          ------------
                                                                                          $  2,247,690
------------------------------------------------------------------------------------------------------
                                         Oil & Gas Exploration & Production -- 6.0%
        390,000                BB/B1     Denbury Resources, Inc., 9.75%, 3/1/16           $    376,350
      1,750,000               BB-/B3     Hilcorp Energy I LP, 9.0%, 6/1/16 (144A)            1,295,000
      2,500,000                NR/NR     Norse Energy Corp. ASA, 6.5%, 7/14/11 (144A)        1,250,000
 NOK  3,000,000                NR/NR     Norse Energy Corp. ASA, 10.0%, 7/13/10                288,799
 NOK  8,500,000                NR/NR     Norwegian Energy Co. AS, 11.0%, 7/13/10 (144A)        969,328
        870,000               B/Caa2     Parallel Petroleum Corp., 10.25%, 8/1/14              495,900
        945,000                 B/B3     PetroHawk Energy Corp., 9.125%, 7/15/13               907,200
      5,300,000              B-/Caa1     PetroQuest Energy, Inc., 10.375%, 5/15/12           3,259,500
      3,260,000              CCC+/B3     Quicksilver Resources, Inc., 7.125%, 4/1/16         1,548,500
        710,000(a)             B-/B3     SandRidge Energy, Inc., 5.06%, 4/1/14                 426,421
      1,250,000(c)             B-/B3     SandRidge Energy, Inc., 8.625%, 4/1/15                812,500
                                                                                          ------------
                                                                                          $ 11,629,498
------------------------------------------------------------------------------------------------------
                                         Oil & Gas Refining & Marketing -- 2.6%
      4,075,000(b)               C/C     Aventine Renewable Energy Holdings, Inc.,
                                         10.0%, 4/1/17                                    $    733,500
      2,120,000(b)             NR/NR     VeraSun Energy Corp., 9.375%, 6/1/17                  106,000
      4,280,000(b)             NR/NR     VeraSun Energy Corp., 9.875%, 12/15/12              4,108,800
                                                                                          ------------
                                                                                          $  4,948,300
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                       Pioneer High Income Trust | Annual Report | 3/31/09    13

Principal                S&P/Moody's
Amount                   Ratings
USD ($)                  (unaudited)                                                              Value
--------------------------------------------------------------------------------------------------------------
                                           Oil & Gas Storage & Transportation -- 0.1%
          350,000(a)          BB/Ba1       Enterprise Products Operating LLC, 8.375%, 8/1/66      $    234,500
                                                                                                  ------------
                                           Total Energy                                           $ 20,493,261
--------------------------------------------------------------------------------------------------------------
                                           MATERIALS -- 14.9%
                                           Commodity Chemicals -- 3.0%
        4,750,000(b)            C/C        Basell Finance Co., 8.1%, 3/15/27 (144A)               $    855,000
        1,680,000(n)            C/C        Georgia Gulf Corp., 9.5%, 10/15/14 (144A)                   281,400
        2,560,000(b)(n)         C/C        Georgia Gulf Corp., 10.75%, 10/15/16                        179,200
        3,000,000            CCC+/B3       Hexion U.S. Finance Corp., 9.75%, 11/15/14                  660,000
        4,500,000           BBB-/Ba1       Methanex Corp., 8.75%, 8/15/12                            3,926,250
 EURO   540,000(b)              NR/C       Nell AF S.a.r.l., 8.375%, 8/15/15 (144A)                     26,886
                                                                                                  ------------
                                                                                                  $  5,928,736
--------------------------------------------------------------------------------------------------------------
                                           Diversified Chemicals -- 0.1%
  EURO   350,000               CC/Ca       Ineos Group Holdings Plc, 7.875%, 2/15/16 (144A)       $     34,852
        1,270,000              CC/Ca       Ineos Group Holdings Plc, 8.5%, 2/15/16 (144A)               73,025
                                                                                                  ------------
                                                                                                  $    107,877
--------------------------------------------------------------------------------------------------------------
                                           Specialty Chemicals -- 0.1%
        2,240,000(b)            NR/C       ARCO Chemical Co., 9.8%, 2/1/20                        $    224,000
--------------------------------------------------------------------------------------------------------------
                                           Construction Materials -- 1.9%
        4,500,000               B/B2       AGY Holding Corp., 11.0%, 11/15/14                     $  2,745,000
        2,185,000(n)         CCC+/B3       U.S. Concrete, Inc., 8.375%, 4/1/14                         874,000
                                                                                                  ------------
                                                                                                  $  3,619,000
--------------------------------------------------------------------------------------------------------------
                                           Metal & Glass Containers -- 0.7%
        2,500,000              B-/B3       AEP Industries, Inc., 7.875%, 3/15/13                  $  1,450,000
--------------------------------------------------------------------------------------------------------------
                                           Paper Packaging -- 3.5%
        2,795,000          CCC+/Caa1       Graham Packaging Co., 9.875%, 10/15/14                 $  1,802,775
        5,540,000(n)           B-/B3       Graphic Packaging International, Inc., 9.5%, 8/15/13      3,961,100
        2,150,000               B/NR       U.S. Corrugated, Inc., 10.0%, 6/1/13                      1,075,000
                                                                                                  ------------
                                                                                                  $  6,838,875
--------------------------------------------------------------------------------------------------------------
                                           Aluminum -- 0.2%
        1,200,000(d)            NR/C       Asia Aluminum Holdings, Ltd., 8.0%,
                                           12/23/11 (144A)                                        $     84,000
          705,000(a)(c)       CCC/B3       Noranda Aluminum Acquisition Corp.,
                                           6.595%, 5/15/15                                             218,550
                                                                                                  ------------
                                                                                                  $    302,550
--------------------------------------------------------------------------------------------------------------
                                           Diversified Metals & Mining -- 1.6%
        1,200,000              NR/NR       Blaze Recycling & Metals LLC, 10.875%,
                                           7/15/12 (144A)                                         $    732,000
        2,890,000              B+/B1       FMG Finance Pty., Ltd., 10.625%, 9/1/16 (144A)            2,427,600
                                                                                                  ------------
                                                                                                  $  3,159,600
--------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

14    Pioneer High Income Trust | Annual Report | 3/31/09

Principal                    S&P/Moody's
Amount                       Ratings
USD ($)                      (unaudited)                                                          Value
--------------------------------------------------------------------------------------------------------------
                                               Steel -- 2.2%
            4,205,000            B-/Caa2       Algoma Acquisition Corp., 9.875%, 6/15/15 (144A)   $  1,618,925
            2,400,000            BB+/Ba1       CSN Islands VIII Corp., 9.75%, 12/16/13 (144A)        2,568,000
                                                                                                  ------------
                                                                                                  $  4,186,925
--------------------------------------------------------------------------------------------------------------
                                               Forest Products -- 0.3%
            1,645,000          CCC+/Caa1       Mandra Forestry Holdings, Ltd., 12.0%,
                                               5/15/13 (144A)                                     $    658,000
--------------------------------------------------------------------------------------------------------------
                                               Paper Products -- 1.3%
            5,450,000              B-/B3       Exopack Holding Corp., 11.25%, 2/1/14              $  2,479,750
                                                                                                  ------------
                                               Total Materials                                    $ 28,955,313
--------------------------------------------------------------------------------------------------------------
                                               CAPITAL GOODS -- 10.2%
                                               Aerospace & Defense -- 1.9%
            3,600,000              B-/NR       Aeroflex, Inc., 11.75%, 2/15/15                    $  2,529,000
            1,465,000            BB+/Ba3       BE Aerospace, Inc., 8.5%, 7/1/18                      1,221,444
                                                                                                  ------------
                                                                                                  $  3,750,444
--------------------------------------------------------------------------------------------------------------
                                               Building Products -- 0.2%
            1,935,000              CC/Ca       Industrias Unidas SA de CV, 11.5%,
                                               11/15/16 (144A)                                    $    251,550
            1,500,000(d)(n)    CCC-/Caa2       Panolam Industries International, Inc., 10.75%,
                                               10/1/13                                                 195,000
                                                                                                  ------------
                                                                                                  $    446,550
--------------------------------------------------------------------------------------------------------------
                                               Heavy Electrical Equipment -- 2.3%
            4,790,000              B+/B1       Altra Industrial Motion, Inc., 9.0%, 12/1/11       $  4,478,650
--------------------------------------------------------------------------------------------------------------
                                               Industrial Conglomerates -- 0.7%
            2,698,571(c)         CCC-/NR       American Achievement Group Holding Corp.,
                                               14.75%, 10/1/12                                    $    206,022
            3,180,000(b)           NR/NR       Indalex Holding Corp., 11.5%, 2/1/14                    159,000
            2,515,000            CCC+/B3       Park-Ohio Industries, Inc., 8.375%, 11/15/14            955,700
                                                                                                  ------------
                                                                                                  $  1,320,722
--------------------------------------------------------------------------------------------------------------
                                               Construction & Farm Machinery & Heavy Trucks -- 1.3%
            5,640,000(n)        CCC/Caa2       Accuride Corp., 8.5%, 2/1/15                       $  1,198,500
              570,000             BB-/B1       American Railcar Industries, Inc., 7.5%, 3/1/14         396,150
            3,250,000             B/Caa3       Commercial Vehicle Group, Inc., 8.0%, 7/1/13            715,000
              275,000            B-/Caa1       Titan International, Inc., 8.0%, 1/15/12                214,500
                                                                                                  ------------
                                                                                                  $  2,524,150
--------------------------------------------------------------------------------------------------------------
                                               Industrial Machinery -- 1.5%
            2,440,000(n)            B/NR       Industrias Metalurgicas Pescarmona SA, 11.25%,
                                               10/22/14 (144A)                                    $    976,000
            3,870,000             B/Caa1       Mueller Water Products, Inc., 7.375%, 6/1/17          1,993,050
                                                                                                  ------------
                                                                                                  $  2,969,050
--------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                       Pioneer High Income Trust | Annual Report | 3/31/09    15

Principal                S&P/Moody's
Amount                   Ratings
USD ($)                  (unaudited)                                                            Value
------------------------------------------------------------------------------------------------------------
                                           Trading Companies & Distributors -- 2.3%
        4,735,000              B-/B3       Intcomex, Inc., 11.75%, 1/15/11                      $  1,657,250
          820,000           CCC/Caa1       KAR Holdings, Inc., 10.0%, 5/1/15                         356,700
        3,370,000               B/B1       Wesco Distribution, Inc., 7.5%, 10/15/17                2,359,000
                                                                                                ------------
                                                                                                $  4,372,950
                                                                                                ------------
                                           Total Capital Goods                                  $ 19,862,516
------------------------------------------------------------------------------------------------------------
                                           COMMERCIAL & PROFESSIONAL SERVICES -- 9.3%
                                           Commercial Printing -- 1.4%
        4,835,000              B+/B2       Sheridan Acquisition Corp., 10.25%, 8/15/11          $  2,828,475
------------------------------------------------------------------------------------------------------------
                                           Environmental & Facilities Services -- 2.7%
        2,180,000(b)(n)        NR/NR       Aleris International, Inc., 10.0%, 12/15/16          $      1,526
          720,000            BB-/Ba2       Clean Harbors, Inc., 11.25%, 7/15/12                      720,000
        1,275,000(a)           NR/NR       Ohio Air Quality Development Authority Revenue,
                                           10.36%, 6/8/22 (144A)                                     127,500
        5,800,000(n)         B-/Caa1       Waste Services, Inc., 9.5%, 4/15/14                     4,364,500
                                                                                                ------------
                                                                                                $  5,213,526
------------------------------------------------------------------------------------------------------------
                                           Office Services & Supplies -- 4.3%
       11,830,000           BB+/Baa3       Xerox Capital Trust I, 8.0%, 2/1/27                  $  8,331,514
------------------------------------------------------------------------------------------------------------
                                           Diversified Support Services -- 0.9%
            4,450(e)           NR/B3       MSX International, Ltd., UK, 12.5%, 4/1/12 (144A)    $  1,557,500
          200,000(n)          BB-/B2       United Rentals North America, Inc., 6.5%, 2/15/12         160,000
                                                                                                ------------
                                                                                                $  1,717,500
                                                                                                ------------
                                           Total Commercial & Professional Services             $ 18,091,015
------------------------------------------------------------------------------------------------------------
                                           TRANSPORTATION -- 1.1%
                                           Air Freight & Logistics -- 0.5%
        2,000,000          CCC+/Caa1       CEVA Group Plc, 10.0%, 9/1/14 (144A)                 $    765,000
  EURO  1,545,000           CCC/Caa2       CEVA Group Plc, 10.0%, 12/1/16 (144A)                     225,643
                                                                                                ------------
                                                                                                $    990,643
------------------------------------------------------------------------------------------------------------
                                           Railroads -- 0.6%
        1,250,000              B+/B2       Kansas City Southern de Mexico, 9.375%, 5/1/12       $  1,137,500
                                                                                                ------------
                                           Total Transportation                                 $  2,128,143
------------------------------------------------------------------------------------------------------------
                                           AUTOMOBILES & COMPONENTS -- 5.9%
                                           Auto Parts & Equipment -- 5.9%
        1,250,000(n)       CCC+/Caa2       Allison Transmission, Inc., 11.0%, 11/1/15 (144A)    $    593,750
        2,605,000(c)(n)    CCC+/Caa2       Allison Transmission, Inc., 11.25%, 11/1/15 (144A)        989,900
        5,965,000             C/Caa3       Cooper-Standard Automotive, Inc., 8.375%, 12/15/14        417,550
        3,975,000               B/B3       Hawk Corp., 8.75%, 11/1/14                              4,004,813
        4,535,000           CCC/Caa2       Lear Corp., 8.75%, 12/1/16                                929,675
        1,500,000(f)       CCC+/Caa2       Stanadyne Corp., 0.0%, 2/15/15                            645,000

The accompanying notes are an integral part of these financial statements.

16    Pioneer High Income Trust | Annual Report | 3/31/09

Principal                      S&P/Moody's
Amount                         Ratings
USD ($)                        (unaudited)                                                            Value
------------------------------------------------------------------------------------------------------------------
                                                 Auto Parts & Equipment -- (continued)
           4,690,000                 B-/B3       Stanadyne Corp., 10.0%, 8/15/14                      $  3,025,050
           4,235,000(n)           CCC/Caa2       Tenneco Automotive, Inc., 8.625%, 11/15/14                783,475
                                                                                                      ------------
                                                 Total Automobiles & Components                       $ 11,389,213
------------------------------------------------------------------------------------------------------------------
                                                 CONSUMER DURABLES & APPAREL -- 3.4%
                                                 Homebuilding -- 1.0%
           3,060,000                 B+/B1       Meritage Homes Corp., 6.25%, 3/15/15                 $  1,866,600
------------------------------------------------------------------------------------------------------------------
                                                 Housewares & Specialities -- 2.0%
           1,435,000(n)               B/B3       Jarden Corp., 7.5%, 5/1/17                           $  1,155,175
           3,690,000(n)              B-/B3       Yankee Acquisition Corp., 8.5%, 2/15/15                 2,029,500
           1,500,000(n)          CCC+/Caa1       Yankee Acquisition Corp., 9.75%, 2/15/17                  720,000
                                                                                                      ------------
                                                                                                      $  3,904,675
------------------------------------------------------------------------------------------------------------------
                                                 Textiles -- 0.4%
           1,000,000                 B/Ba3       Invista, 9.25%, 5/1/12 (144A)                        $    895,000
                                                                                                      ------------
                                                 Total Consumer Durables & Apparel                    $  6,666,275
------------------------------------------------------------------------------------------------------------------
                                                 CONSUMER SERVICES -- 3.9%
                                                 Casinos & Gaming -- 2.4%
           1,650,000               NR/Caa3       Buffalo Thunder Development Authority, 9.375%,
                                                 12/15/14 (144A)                                      $     99,000
           2,050,000                 CC/Ca       Fontainebleau Las Vegas Holdings LLC, 11.0%,
                                                 6/15/15 (144A)                                             61,500
             630,000                  B/B3       Galaxy Entertainment Finance Co., Ltd., 9.875%,
                                                 12/15/12 (144A)                                           415,800
           4,500,000              CCC/Caa1       Little Traverse Bay Bands of Odawa Indians, 10.25%,
                                                 2/15/14 (144A)                                          1,800,000
             530,000                 B+/B2       Mashantucket Western Pequot Tribe, 8.5%,
                                                 11/15/15 (144A)                                            90,100
           1,585,000                 B+/B2       Pokagon Gaming Authority, 10.375%,
                                                 6/15/14 (144A)                                          1,315,550
           1,895,000                  B/B3       Shingle Springs Tribal Gaming Authority, 9.375%,
                                                 6/15/15 (144A)                                            786,425
           2,450,000(b)              NR/NR       Trump Entertainment Resorts, Inc., 8.5%, 6/1/15           196,000
                                                                                                      ------------
                                                                                                      $  4,764,375
------------------------------------------------------------------------------------------------------------------
                                                 Hotels, Resorts & Cruise Lines -- 1.2%
           5,745,000                 NR/NR       Pegasus Solutions, Inc., 10.5%, 4/15/15 (144A)       $  2,298,000
------------------------------------------------------------------------------------------------------------------
                                                 Leisure Facilities -- 0.3%
             890,000                  B/B3       FireKeepers Development Authority, 13.875%,
                                                 5/1/15 (144A)                                        $    542,900
           2,000,000(a)(b)(g)        NR/NR       HRP Myrtle Beach Operations LLC, 7.383%,
                                                 4/1/12 (144A)                                              20,000
                                                                                                      ------------
                                                                                                      $    562,900
                                                                                                      ------------
                                                 Total Consumer Services                              $  7,625,275
------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                       Pioneer High Income Trust | Annual Report | 3/31/09    17

Principal                 S&P/Moody's
Amount                    Ratings
USD ($)                   (unaudited)                                                        Value
---------------------------------------------------------------------------------------------------------
                                           MEDIA -- 13.0%
                                           Advertising -- 1.5%
        3,195,000(f)            B-/B3      Visant Holding Corp., 10.25%, 12/1/13             $  2,971,350
---------------------------------------------------------------------------------------------------------
                                           Broadcasting -- 11.1%
        3,200,000(b)(n)         NR/Ca      CCH I Holdings LLC, 11.0%, 10/1/15 (144A)         $    344,000
        1,500,000(b)(n)       NR/Caa2      CCH II Holdings LLC, 10.25%, 9/15/10                 1,335,000
        5,290,000                B/B1      Hughes Network Systems LLC, 9.5%, 4/15/14            4,734,550
        2,200,000(f)           BB-/B1      Inmarsat Finance II Plc, 10.375%, 11/15/12           2,255,000
        2,000,000(c)        CCC+/Caa2      Intelsat Bermuda, Ltd., 11.5%, 2/4/17 (144A)           999,492
        2,500,000(n)           BB-/B3      Intelsat Corp., 9.25%, 6/15/16 (144A)                2,312,500
        2,500,000(n)        CCC+/Caa2      Intelsat Jackson Holdings, Ltd., 11.5%,
                                           6/15/16 (144A)                                       2,325,000
        1,000,000              BB-/B3      Intelsat Subsidiary Holdings Co., Ltd., 8.5%,
                                           1/15/13 (144A)                                         942,500
 EURO   3,750,000                B/B2      Kabel Deutschland GMBH, 10.75%, 7/1/14               4,929,101
          535,000             B-/Caa1      Telesat Canada, 11.0%, 11/1/15 (144A)                  444,050
          800,000             B-/Caa1      Telesat Canada, 12.5%, 11/1/17 (144A)                  592,000
        3,865,000(c)         CCC/Caa2      Univision Communications, 9.75%, 3/15/15 (144A)        405,825
                                                                                             ------------
                                                                                             $ 21,619,018
---------------------------------------------------------------------------------------------------------
                                           Publishing -- 0.4%
        1,400,000(n)        CCC+/Caa2      TL Acquisitions, Inc., 10.5%, 1/15/15 (144A)      $    717,500
                                                                                             ------------
                                           Total Media                                       $ 25,307,868
---------------------------------------------------------------------------------------------------------
                                           RETAILING -- 3.5%
                                           Internet Retailing -- 1.3%
        3,740,000             BB-/Ba3      Ticketmaster, 10.75%, 7/28/16 (144A)              $  2,543,200
---------------------------------------------------------------------------------------------------------
                                           Specialty Stores -- 2.1%
        4,615,000(n)          B-/Caa1      Sally Holdings LLC, 10.5%, 11/15/16               $  4,038,125
---------------------------------------------------------------------------------------------------------
                                           Automotive Retailing -- 0.1%
          450,000           CCC-/Caa1      Sonic Automotive, Inc., 8.625%, 8/15/13           $    132,750
                                                                                             ------------
                                           Total Retailing                                   $  6,714,075
---------------------------------------------------------------------------------------------------------
                                           FOOD, BEVERAGE & TOBACCO -- 7.3%
                                           Brewers -- 3.4%
        5,885,000            BBB/Baa1      Cia Brasileira de Bebida, 10.5%, 12/15/11         $  6,626,510
---------------------------------------------------------------------------------------------------------
                                           Agricultural Products -- 1.7%
        3,300,000               B-/B3      American Rock Salt Co., LLC, 9.5%, 3/15/14        $  3,225,750
---------------------------------------------------------------------------------------------------------
                                           Packaged Foods & Meats -- 0.8%
          775,000              B+/Ba3      Bertin, Ltd., 10.25%, 10/5/16 (144A)              $    341,000
          500,000               B+/B1      Marfrig Overseas, Ltd., 9.625%, 11/16/16 (144A)        300,000
        2,410,000(n)             B/NR      Minerva Overseas, Ltd., 9.5%, 2/1/17 (144A)            939,900
                                                                                             ------------
                                                                                             $  1,580,900
---------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

18    Pioneer High Income Trust | Annual Report | 3/31/09

Principal              S&P/Moody's
Amount                 Ratings
USD ($)                (unaudited)                                                               Value
-------------------------------------------------------------------------------------------------------------
                                         Tobacco -- 1.4%
         1,365,000           B+/B2       Alliance One International, Inc., 8.5%, 5/15/12         $  1,160,250
         1,675,000           B+/B2       Alliance One International, Inc., 11.0%, 5/15/12           1,557,750
                                                                                                 ------------
                                                                                                 $  2,718,000
                                                                                                 ------------
                                         Total Food, Beverage & Tobacco                          $ 14,151,160
-------------------------------------------------------------------------------------------------------------
                                         HOUSEHOLD & PERSONAL PRODUCTS -- 0.7%
                                         Household Products -- 0.7%
         1,740,000(n)    CCC+/Caa1       Central Garden & Pet Co., 9.125%, 2/1/13                $  1,374,600
                                                                                                 ------------
                                         Total Household & Personal Products                     $  1,374,600
-------------------------------------------------------------------------------------------------------------
                                         HEALTH CARE EQUIPMENT & SERVICES -- 11.1%
                                         Health Care Equipment & Services -- 1.1%
         2,875,000       CCC+/Caa3       Accellent, Inc., 10.5%, 12/1/13                         $  2,120,313
-------------------------------------------------------------------------------------------------------------
                                         Health Care Supplies -- 1.4%
         3,255,000(c)        B-/B3       Biomet, Inc., 10.375%, 10/15/17                         $  2,758,613
-------------------------------------------------------------------------------------------------------------
                                         Health Care Services -- 2.7%
         4,055,000           B-/B2       Rural/Metro Corp., 9.875%, 3/15/15                      $  3,284,550
         3,725,000       CCC+/Caa1       Surgical Care Affiliates, Inc., 10.0%, 7/15/17 (144A)      1,899,750
                                                                                                 ------------
                                                                                                 $  5,184,300
-------------------------------------------------------------------------------------------------------------
                                         Health Care Facilities -- 4.1%
         1,105,000            B/B1       AMR Holding Co., Inc. 10.0%, 2/15/15                    $  1,099,475
         3,800,000       CCC+/Caa1       Hanger Orthopedic Group, Inc., 10.25%, 6/1/14              3,800,000
           535,000         B-/Caa1       HCA, Inc., 6.25%, 2/15/13                                    401,250
         3,145,000(c)       BB-/B2       HCA, Inc., 9.625%, 11/15/16                                2,508,137
           110,000(n)       BB-/B2       HCA, Inc., 9.875%, 2/15/17 (144A)                            103,950
                                                                                                 ------------
                                                                                                 $  7,912,812
-------------------------------------------------------------------------------------------------------------
                                         Managed Health Care -- 1.8%
         4,400,000         B-/Caa1       Multiplan, Inc., 10.375%, 4/15/16 (144A)                $  3,586,000
                                                                                                 ------------
                                         Total Health Care Equipment & Services                  $ 21,562,038
-------------------------------------------------------------------------------------------------------------
                                         PHARMACEUTICALS & BIOTECHNOLOGY & LIFE SCIENCES -- 4.2%
                                         Biotechnology -- 1.9%
         3,817,000            B/B3       Warner Chilcott Corp., 8.75%, 2/1/15                    $  3,664,320
-------------------------------------------------------------------------------------------------------------
                                         Pharmaceuticals -- 2.3%
         2,070,000(n)          C/C       Angiotech Pharmaceuticals, Inc., 7.75%, 4/1/14          $    589,950
         2,000,000            B/B2       Phibro Animal Health Corp., 10.0%, 8/1/13 (144A)           1,600,000
         3,000,000       CCC+/Caa1       Phibro Animal Health Corp., 13.0%, 8/1/14 (144A)           2,340,000
                                                                                                 ------------
                                                                                                 $  4,529,950
                                                                                                 ------------
                                         Total Pharmaceuticals & Biotechnology &
                                         Life Sciences                                           $  8,194,270
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                       Pioneer High Income Trust | Annual Report | 3/31/09    19

Principal                 S&P/Moody's
Amount                    Ratings
USD ($)                   (unaudited)                                                           Value
------------------------------------------------------------------------------------------------------------
                                           BANKS -- 0.7%
                                           Diversified Banks -- 0.1%
          400,000(a)           NR/Ba1      Banco Macro SA, 10.75%, 6/7/12                       $    128,000
------------------------------------------------------------------------------------------------------------
                                           Regional Banks -- 0.6%
        1,225,000(a)(h)        BBB/A3      PNC Financial Services Group, Inc., 8.25%            $    599,677
          750,000(a)(n)          A/A3      Wells Fargo Capital XV, 9.75%, 9/26/44                    547,499
                                                                                                ------------
                                                                                                $  1,147,176
                                                                                                ------------
                                           Total Banks                                          $  1,275,176
------------------------------------------------------------------------------------------------------------
                                           DIVERSIFIED FINANCIALS -- 8.5%
                                           Other Diversified Financial Services -- 4.1%
        7,950,000           BBB+/Baa1      GATX Financial Corp., 8.875%, 6/1/09                 $  7,921,014
------------------------------------------------------------------------------------------------------------
                                           Specialized Finance -- 1.3%
        3,770,000             B-/Caa1      ACE Cash Express, Inc., 10.25%, 10/1/14 (144A)       $    942,500
          640,000           CCC+/Caa1      iPayment, Inc., 9.75%, 5/15/14                            332,800
        9,000,000           CCC+/Caa1      NCO Group, Inc., 11.875%, 11/15/14                      1,395,000
                                                                                                ------------
                                                                                                $  2,670,300
------------------------------------------------------------------------------------------------------------
                                           Consumer Finance -- 2.8%
        3,000,000(a)          CCC+/NR      Ford Motor Credit Co., LLC, 5.544%, 4/15/09          $  2,962,500
        3,000,000(n)        CCC+/Caa1      Ford Motor Credit Co., LLC, 7.875%, 6/15/10             2,479,215
                                                                                                ------------
                                                                                                $  5,441,715
------------------------------------------------------------------------------------------------------------
                                           Investment Banking & Brokerage -- 0.3%
        1,325,000(a)(h)        BBB/A3      Goldman Sachs Capital II, 5.793%                     $    551,652
                                                                                                ------------
                                           Total Diversified Financials                         $ 16,584,681
------------------------------------------------------------------------------------------------------------
                                           INSURANCE -- 6.4%
                                           Insurance Brokers -- 2.2%
        2,640,000            CCC/Caa1      Alliant Holdings I, Inc., 11.0%, 5/1/15 (144A)       $  1,702,800
        3,855,000           CCC+/Caa1      HUB International Holdings, Inc., 10.25%,
                                           6/15/15 (144A)                                          1,831,125
          900,000(a)           CCC/B3      U.S.I. Holdings Corp., 5.113%, 11/15/14 (144A)            423,000
          885,000            CCC/Caa1      U.S.I. Holdings Corp., 9.75%, 5/15/15 (144A)              398,250
                                                                                                ------------
                                                                                                $  4,355,175
------------------------------------------------------------------------------------------------------------
                                           Multi-Line Insurance -- 0.8%
        3,075,000(a)          BB/Baa3      Liberty Mutual Group, Inc., 10.75%, 6/15/58 (144A)   $  1,506,750
------------------------------------------------------------------------------------------------------------
                                           Property & Casualty Insurance -- 2.4%
        5,300,000           BBB-/Baa3      Allmerica Financial Corp., 7.625%, 10/15/25          $  3,604,000
          375,000(a)           BB+/NR      Blue Fin, Ltd., 5.811%, 4/10/12 (144A)                    315,525
        2,300,000(a)(n)     BBB-/Caa2      MBIA Insurance Co., 14.0%, 1/15/33 (144A)                 713,000
                                                                                                ------------
                                                                                                $  4,632,525
------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

20    Pioneer High Income Trust | Annual Report | 3/31/09

Principal                 S&P/Moody's
Amount                    Ratings
USD ($)                   (unaudited)                                                            Value
-------------------------------------------------------------------------------------------------------------
                                            Reinsurance -- 1.0%
 EURO      275,000(a)           B-/NR       Atlas Reinsurance Plc, 13.178%, 1/10/11 (144A)       $    343,211
           250,000(a)           B+/NR       Residential Reinsurance, Ltd., 2006, 11.261%,
                                            6/5/09 (144A)                                             249,200
           850,000(a)            B/NR       Residential Reinsurance, Ltd., 2008, 12.761%,
                                            6/6/11 (144A)                                             798,320
           500,000(a)           NR/NR       Successor II, Ltd., 26.277%, 4/6/10 (144A)                462,350
                                                                                                 ------------
                                                                                                 $  1,853,081
                                                                                                 ------------
                                            Total Insurance                                      $ 12,347,531
-------------------------------------------------------------------------------------------------------------
                                            REAL ESTATE -- 1.2%
                                            Real Estate Operating Companies -- 1.2%
           225,000(a)           B-/NR       Alto Palermo SA, 11.0%, 6/11/12 (144A)               $    109,125
         5,000,000              B+/B1       Forest City Enterprises, Inc., 7.625%, 6/1/15           2,150,000
                                                                                                 ------------
                                            Total Real Estate                                    $  2,259,125
-------------------------------------------------------------------------------------------------------------
                                            SOFTWARE & SERVICES -- 3.8%
                                            IT Consulting & Other Services -- 0.9%
         2,790,000          CCC+/Caa1       Activant Solutions, Inc., 9.5%, 5/1/16               $  1,708,875
-------------------------------------------------------------------------------------------------------------
                                            Data Processing & Outsourced Services -- 2.2%
         7,365,000(n)           B-/B3       First Data Corp., 9.875%, 9/24/15                    $  4,308,525
-------------------------------------------------------------------------------------------------------------
                                            Application Software -- 0.7%
           810,000          CCC+/Caa2       Open Solutions, Inc., 9.75%, 2/1/15 (144A)           $    122,513
         1,870,000            B-/Caa1       Vangent, Inc., 9.625%, 2/15/15                          1,215,500
                                                                                                 ------------
                                                                                                 $  1,338,013
                                                                                                 ------------
                                            Total Software & Services                            $  7,355,413
-------------------------------------------------------------------------------------------------------------
                                            TELECOMMUNICATION SERVICES -- 11.5%
                                            Integrated Telecommunication Services -- 6.5%
         4,295,000            CCC+/B3       Broadview Networks Holdings, Inc., 11.375%, 9/1/12   $  2,491,100
         1,500,000              NR/B1       Digicel, Ltd., 9.25%, 9/1/12 (144A)                     1,323,750
         4,070,000              B-/B2       GC Impsat Holdings I Plc, 9.875%, 2/15/17 (144A)        2,726,900
         3,000,000               B/B3       GCI, Inc., 7.25%, 2/15/14                               2,625,000
         3,865,000(n)       CCC+/Caa1       PAETEC Holding Corp., 9.5%, 7/15/15                     2,705,500
           691,000(n)         NR/Baa3       Tele Norte Leste Participacoes SA, 8.0%, 12/18/13         691,000
                                                                                                 ------------
                                                                                                 $ 12,563,250
-------------------------------------------------------------------------------------------------------------
                                            Wireless Telecommunication Services -- 5.0%
         1,380,000           CCC/Caa2       Cell C Property, Ltd., 11.0%, 7/1/15 (144A)          $  1,217,850
         6,400,000              B-/B3       Cricket Communications, Inc., 9.375%, 11/1/14           6,096,000
         2,500,000(a)(n)     CCC/Caa3       Hellas Telecommunications Luxembourg II, 6.844%,
                                            1/15/15 (144A)                                            412,500
           540,000               B/B3       MetroPCS Wireless, Inc., 9.25%, 11/1/14 (144A)            521,100
         3,020,000              B-/B2       True Move Co., Ltd., 10.75%, 12/16/13 (144A)            1,449,600
                                                                                                 ------------
                                                                                                 $  9,697,050
                                                                                                 ------------
                                            Total Telecommunication Services                     $ 22,260,300
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                       Pioneer High Income Trust | Annual Report | 3/31/09    21

Principal              S&P/Moody's
Amount                 Ratings
USD ($)                (unaudited)                                                                    Value
------------------------------------------------------------------------------------------------------------------
                                         UTILITIES -- 6.0%
                                         Electric Utilities -- 2.3%
         1,500,000           NR/NR       Mirant JPSCo. Finance, Ltd., 11.0%, 7/6/16 (144A)            $  1,380,000
         2,220,000(h)        NR/B3       Rede Empresas de Energia Electrica SA,
                                         11.125%, (144A)                                                   888,000
         4,345,000(n)     CCC/Caa1       Texas Computer Electric Hold LLC, 10.25%, 11/1/15               2,172,500
                                                                                                      ------------
                                                                                                      $  4,440,500
------------------------------------------------------------------------------------------------------------------
                                         Multi-Utilities -- 0.6%
         1,325,000         BB-/Ba2       PNM Resources, Inc., 9.25%, 5/15/15                          $  1,170,969
------------------------------------------------------------------------------------------------------------------
                                         Independent Power Producers & Energy Traders -- 3.1%
         1,750,000(n)       BB/Ba2       Aes Chivor SA ESP, 9.75%, 12/30/14 (144A)                    $  1,645,000
         3,200,000           NR/NR       Biofuel Energy ASA, 10.0%, 6/7/12                               1,920,000
         2,800,000         BB-/Ba3       Intergen NV, 9.0%, 6/30/17 (144A)                               2,534,000
                                                                                                      ------------
                                                                                                      $  6,099,000
                                                                                                      ------------
                                         Total Utilities                                              $ 11,710,469
------------------------------------------------------------------------------------------------------------------
                                         TOTAL CORPORATE BONDS & NOTES
                                         (Cost $431,913,686)                                          $266,307,717
------------------------------------------------------------------------------------------------------------------
                                         CONVERTIBLE BONDS & NOTES -- 5.9% of Net Assets
                                         ENERGY -- 2.0%
                                         Oil & Gas Drilling -- 1.6%
         2,265,000(f)        NR/NR       Hercules Offshore, Inc., 3.375%, 6/1/38 (144A)               $    645,525
         1,600,000       BBB+/Baa2       Transocean, Ltd., 1.5%, 12/15/37                                1,372,000
         1,175,000       BBB+/Baa2       Transocean, Ltd., 1.625%, 12/15/37                              1,079,531
                                                                                                      ------------
                                                                                                      $  3,097,056
------------------------------------------------------------------------------------------------------------------
                                         Oil & Gas Exploration & Production -- 0.4%
         1,340,000          BB/Ba3       Chesapeake Energy Corp., 2.5%, 5/15/37                       $    881,050
                                                                                                      ------------
                                         Total Energy                                                 $  3,978,106
------------------------------------------------------------------------------------------------------------------
                                         TRANSPORTATION -- 0.6%
                                         Marine -- 0.6%
         2,595,000         B-/Caa1       Horizon Lines, Inc., 4.25%, 8/15/12                          $  1,242,356
                                                                                                      ------------
                                         Total Transportation                                         $  1,242,356
------------------------------------------------------------------------------------------------------------------
                                         HEALTH CARE EQUIPMENT & SERVICES -- 1.6%
                                         Health Care Services -- 0.4%
         1,210,000           B+/B3       Omnicare, Inc., 3.25%, 12/15/35                              $    792,550
------------------------------------------------------------------------------------------------------------------
                                         Health Care Facilities -- 1.2%
         1,985,000            B/B1       LifePoint Hospitals, Inc., 3.25%, 8/15/25                    $  1,488,750
         1,070,000            B/NR       LifePoint Hospitals, Inc., 3.5%, 5/15/14                          759,700
                                                                                                      ------------
                                                                                                      $  2,248,450
                                                                                                      ------------
                                         Total Health Care Equipment & Services                       $  3,041,000
------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

22    Pioneer High Income Trust | Annual Report | 3/31/09

Principal                  S&P/Moody's
Amount                     Ratings
USD ($)                    (unaudited)                                                            Value
--------------------------------------------------------------------------------------------------------------
                                            TECHNOLOGY HARDWARE & EQUIPMENT -- 0.5%
                                            Communications Equipment -- 0.2%
         2,580,000(b)            NR/NR      Nortel Networks Corp., 2.125%, 4/15/14                $    380,550
--------------------------------------------------------------------------------------------------------------
                                            Electronic Equipment & Instruments -- 0.1%
           325,000              BB-/NR      L-1 Identity Solutions, Inc., 3.75%, 5/15/27          $    212,875
--------------------------------------------------------------------------------------------------------------
                                            Electronic Manufacturing Services -- 0.2%
           360,000              BB-/NR      Flextronics International, Ltd., 1.0%, 8/1/10         $    330,300
                                                                                                  ------------
                                            Total Technology Hardware & Equipment                 $    923,725
--------------------------------------------------------------------------------------------------------------
                                            TELECOMMUNICATION SERVICES -- 1.2%
                                            Alternative Carriers -- 1.2%
         3,025,000(n)        CCC+/Caa1      Time Warner Telecom, Inc., 2.375%, 4/1/26             $  2,249,844
                                                                                                  ------------
                                            Total Telecommunication Services                      $  2,249,844
--------------------------------------------------------------------------------------------------------------
                                            TOTAL CONVERTIBLE BONDS & NOTES
                                            (Cost $13,209,067)                                    $ 11,435,031
--------------------------------------------------------------------------------------------------------------
                                            MUNICIPAL BONDS -- 7.8% of Net Assets
                                            Indiana -- 2.9%
         1,650,000           BBB+/Baa2      East Chicago Industrial Pollution Control Revenue,
                                            7.0%, 1/1/14                                          $  1,516,878
         4,250,000             BBB+/NR      Indiana Development Finance Authority Revenue,
                                            5.75%, 10/1/11                                           4,038,987
                                                                                                  ------------
                                                                                                  $  5,555,865
--------------------------------------------------------------------------------------------------------------
                                            New Jersey -- 1.4%
         4,525,000                B/B3      New Jersey Economic Development Authority Revenue,
                                            7.0%, 11/15/30                                        $  2,785,319
--------------------------------------------------------------------------------------------------------------
                                            New York -- 1.1%
         3,475,000             BB-/Ba1      New York City Industrial Development Agency Revenue,
                                            7.625%, 12/1/32                                       $  2,127,013
--------------------------------------------------------------------------------------------------------------
                                            North Carolina -- 2.4%
         6,300,000               NR/NR      Charlotte Special Facilities Refunding Revenue,
                                            5.6%, 7/1/27                                          $  3,394,125
         2,000,000               NR/NR      Charlotte Special Facilities Refunding Revenue,
                                            7.75%, 2/1/28                                            1,363,500
                                                                                                  ------------
                                                                                                  $  4,757,625
--------------------------------------------------------------------------------------------------------------
                                            TOTAL MUNICIPAL BONDS
                                            (Cost $16,368,872)                                    $ 15,225,822
--------------------------------------------------------------------------------------------------------------
                                            MUNICIPAL COLLATERALIZED DEBT OBLIGATION -- 1.1%
                                            of Net Assets
         3,300,000(a)(g)         NR/NR      Non-Profit Preferred Funding Trust I, 12.0%,
                                            9/15/37 (144A)                                        $  2,155,593
--------------------------------------------------------------------------------------------------------------
                                            TOTAL MUNICIPAL COLLATERALIZED DEBT OBLIGATION
                                            (Cost $3,293,400)                                     $  2,155,593
--------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                       Pioneer High Income Trust | Annual Report | 3/31/09    23

Principal                    S&P/Moody's
Amount                       Ratings
USD ($)                      (unaudited)                                                              Value
------------------------------------------------------------------------------------------------------------------
                                               SOVEREIGN DEBT OBLIGATIONS -- 3.1% of Net Assets
                                               Brazil -- 1.7%
 ITL 4,600,000,000(f)          BBB-/Baa3       Banco Nacional de Desenvolvimento Bndes,
                                               8.0%, 4/28/10                                          $  3,217,303
------------------------------------------------------------------------------------------------------------------
                                               Ecuador -- 0.3%
            2,015,000(b)(f)        NR/Ca       Federal Republic of Ecuador, 10.0%, 8/15/30 (144A)     $    604,500
------------------------------------------------------------------------------------------------------------------
                                               Russia -- 1.1%
            2,227,200(f)        BBB/Baa1       Russia Government International Bond,
                                               7.5%, 3/31/30                                          $  2,100,094
------------------------------------------------------------------------------------------------------------------
                                               TOTAL SOVEREIGN DEBT OBLIGATIONS
                                               (Cost $5,299,118)                                      $  5,921,897
------------------------------------------------------------------------------------------------------------------
                                               FLOATING RATE LOAN INTERESTS -- 3.8% of Net Assets (i)
                                               ENERGY -- 0.1%
                                               Oil & Gas Exploration & Production -- 0.1%
              593,383               B/B3       Venoco, Inc., Second Lien Term Loan, 6.25%, 5/8/14     $    311,526
                                                                                                      ------------
                                               Total Energy                                           $    311,526
------------------------------------------------------------------------------------------------------------------
                                               MATERIALS -- 0.7%
                                               Steel -- 0.7%
            2,259,750              NR/B1       Niagara Corp., Term Loan, 5.518%, 6/30/14              $  1,288,057
                                                                                                      ------------
                                               Total Materials                                        $  1,288,057
------------------------------------------------------------------------------------------------------------------
                                               CAPITAL GOODS -- 0.7%
                                               Building Products -- 0.7%
              172,620              NR/B1       Custom Building Products, Inc., First Lien Term Loan,
                                               4.485% -- 5.0% , 10/29/11                              $    119,108
            2,250,000            BB-/Ba3       Custom Building Products, Inc., Second Lien Term
                                               Loan, 10.75%, 4/29/12                                     1,321,875
                                                                                                      ------------
                                               Total Capital Goods                                    $  1,440,983
------------------------------------------------------------------------------------------------------------------
                                               COMERCIAL & PROFESSIONAL SERVICES -- 0.1%
                                               Diversified Support Services -- 0.1%
              397,920             BB-/B2       Rental Service Corp., Second Lien Initial Term Loan,
                                               4.02% - 7.71%, 11/30/13                                $    224,494
                                                                                                      ------------
                                               Total Commercial & Professional Services               $    224,494
------------------------------------------------------------------------------------------------------------------
                                               CONSUMER DURABLES & APPAREL -- 0.0%
                                               Homebuilding -- 0.0%
            2,600,000(b)(g)       BB/Ba3       LandSource Communities Development LLC, Second
                                               Lien Facility Loan, 8.75%, 2/27/14                     $     38,459
                                                                                                      ------------
                                               Total Consumer Durables & Apparel                      $     38,459
------------------------------------------------------------------------------------------------------------------
                                               CONSUMER SERVICES -- 0.3%
                                               Casinos & Gaming -- 0.3%
            2,500,000           BB-/Caa1       Gateway Casinos & Entertainment, Inc., Advance
                                               Second Lien Term Loan, 6.935%, 3/31/15                 $    514,845
                                                                                                      ------------
                                               Total Consumer Services                                $    514,845
------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

24    Pioneer High Income Trust | Annual Report | 3/31/09

Principal                  S&P/Moody's
Amount                     Ratings
USD ($)                    (unaudited)                                                                 Value
-------------------------------------------------------------------------------------------------------------------
                                             HOUSEHOLD & PERSONAL PRODUCTS -- 0.1%
                                             Household Products -- 0.1%
            142,840              NR/NR       Central Garden & Pet Co., Tranche B Term Loan,
                                             2.03%, 9/30/12                                            $    100,274
                                                                                                       ------------
                                             Total Household & Personal Products                       $    100,274
-------------------------------------------------------------------------------------------------------------------
                                             HEALTH CARE EQUIPMENT & SERVICES -- 0.7%
                                             Health Care Equipment & Services -- 0.7%
          1,481,061              NR/B2       Talecris Biotherapeutics Holdings Corp., First Lien Term
                                             Loan, 5.50% - 5.64%, 12/6/13                              $  1,347,765
                                                                                                       ------------
                                             Total Health Care Equipment & Services                    $  1,347,765
-------------------------------------------------------------------------------------------------------------------
                                             DIVERSIFIED FINANCIALS -- 0.7%
                                             Other Diversified Financial Services -- 0.7%
 EURO  2,492,640(c)              NR/NR       Louis Topco, Ltd., Term Loan,
                                             9.561% - 11.536%, 6/1/17                                  $  1,464,448
                                                                                                       ------------
                                             Total Diversified Financials                              $  1,464,448
-------------------------------------------------------------------------------------------------------------------
                                             INSURANCE -- 0.4%
                                             Multi-Line Insurance -- 0.4%
            246,859              B-/B2       AmWins Group, Inc., Initial Term Loan,
                                             3.79% - 4.70%, 6/8/13                                     $    148,116
          2,250,000              B-/B2       AmWins Group, Inc., Second Lien Initial Term Loan,
                                             6.79%, 6/9/14                                                  573,750
                                                                                                       ------------
                                             Total Insurance                                           $    721,866
-------------------------------------------------------------------------------------------------------------------
                                             TOTAL FLOATING RATE LOAN INTERESTS
                                             (Cost $17,680,978)                                        $  7,452,717
-------------------------------------------------------------------------------------------------------------------
                                             FIXED RATE LOAN INTERESTS -- 0.3% of Net Assets
                                             SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 0.3%
                                             Semiconductor Equipment -- 0.3%
          1,029,850(n)        CCC/Caa3       Freescale Semiconductor, Inc., Incremental Term Loan,
                                             12.50%, 12/15/14                                          $    536,809
-------------------------------------------------------------------------------------------------------------------
                                             TOTAL FIXED RATE LOAN INTERESTS
                                             (Cost $2,440,308)                                         $    536,809
-------------------------------------------------------------------------------------------------------------------
Shares
-------------------------------------------------------------------------------------------------------------------
                                             COMMON STOCKS -- 0.7% of Net Assets
                                             TRANSPORTATION -- 0.3%
                                             Airlines -- 0.3%
             96,367(j)(n)                    Delta Airlines, Inc.                                      $    542,546
                                                                                                       ------------
                                             Total Transportation                                      $    542,546
-------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                       Pioneer High Income Trust | Annual Report | 3/31/09    25

-----------------------------------------------------------------------------------------------
Shares                                                                             Value
                              PHARMACEUTICALS & BIOTECHNOLOGY & LIFE SCIENCES -- 0.4%
                              Pharmaceuticals -- 0.4%
          17,818              Teva Pharmaceutical Industries, Ltd. (A.D.R.)        $    802,701
                                                                                   ------------
                              Total Pharmaceuticals & Biotechnology &
                              Life Sciences                                        $    802,701
-----------------------------------------------------------------------------------------------
                              TOTAL COMMON STOCKS
                              (Cost $2,886,220)                                    $  1,345,247
-----------------------------------------------------------------------------------------------
                              CONVERTIBLE PREFERRED STOCK -- 0.8% of Net Assets
                              MATERIALS -- 0.2%
                              Diversified Metals & Mining -- 0.2%
           5,100              Freeport-McMoRan Copper & Gold, Inc., 6.75%          $    329,307
                                                                                   ------------
                              Total Materials                                      $    329,307
-----------------------------------------------------------------------------------------------
                              DIVERSIFIED FINANCIALS -- 0.6%
                              Other Diversified Financial Services -- 0.6%
           2,755              Bank of America Corp., 7.25%                         $  1,169,498
                                                                                   ------------
                              Total Other Diversified Financial Services           $  1,169,498
-----------------------------------------------------------------------------------------------
                              TOTAL CONVERTIBLE PREFERRED STOCK
                              (Cost $2,383,713)                                    $  1,498,805
-----------------------------------------------------------------------------------------------
                              WARRANTS -- 0.2% of Net Assets
                              ENERGY -- 0.2%
                              Oil & Gas Exploration & Production -- 0.2%
       2,500,000(j)           Norse Energy Corp., ASA -- CW11, Expires 7/14/11     $    385,066
                                                                                   ------------
                              Total Energy                                         $    385,066
-----------------------------------------------------------------------------------------------
                              MATERIALS -- 0.0%
                              Forest Products -- 0.0%
           1,645(j)           Mandra Forestry Holdings, Ltd. -- CW13, Expires
                              5/15/13 (144A)                                       $         --
                                                                                   ------------
                              Total Materials                                      $         --
-----------------------------------------------------------------------------------------------
                              UTILITIES -- 0.0%
                              Independent Power Producer & Energy Traders --  0.0%
         150,592(j)           Biofuel Energy ASA, Expires 6/7/12                   $         --
                                                                                   ------------
                              Total Utilities                                      $         --
-----------------------------------------------------------------------------------------------
                              TOTAL WARRANTS
                              (Cost $523,408)                                      $    385,066
-----------------------------------------------------------------------------------------------
Principal
Amount
-----------------------------------------------------------------------------------------------
USD ($)
                              TEMPORARY CASH INVESTMENTS -- 17.1% of Net Assets
                              Securities Lending Collateral -- 17.1% (k)
                              Certificates of Deposit:
         811,142              Abbey National Plc, 1.58%, 8/13/09                   $    811,142
         811,112              Bank of Nova Scotia, 1.58%, 5/5/09                        811,112
       1,297,173              Bank of Scotland NY, 1.45%, 6/5/09                      1,297,173

The accompanying notes are an integral part of these financial statements.

26    Pioneer High Income Trust | Annual Report | 3/31/09

Principal
Amount
USD ($)                                                                           Value
-----------------------------------------------------------------------------------------------
                              Certificates of Deposit -- (continued)
       1,460,056              Barclays Bank, 1.13%, 5/27/09                       $   1,460,056
       1,460,056              DnB NOR Bank ASA NY, 1.5%, 6/5/09                       1,460,056
       1,486,013              Intesa SanPaolo S.p.A., 1.03%, 5/22/09                  1,486,013
          94,082              Nordea NY, 0.52%, 4/9/09                                   94,082
       1,216,713              Royal Bank of Canada NY, 1.44%, 8/7/09                  1,216,713
       1,460,056              Svenska Bank NY, 1.73%, 7/8/09                          1,460,056
                                                                                  -------------
                                                                                  $  10,096,403
-----------------------------------------------------------------------------------------------
                              Commercial Paper:
       1,593,083              American Honda Finance Corp., 1.29%, 7/14/09        $   1,593,083
       1,622,285              CBA, 1.31%, 7/16/09                                     1,622,285
         811,142              CME Group, Inc., 1.44%, 8/6/09                            811,142
       1,622,285              HSBC Bank, Inc., 1.64%, 8/14/09                         1,622,285
         405,571              IBM, 1.47%, 9/25/09                                       405,571
       1,460,056              MetLife Global Funding, 1.71%, 6/12/09                  1,460,056
       1,622,285              Monumental Global Funding, Ltd., 1.64%, 8/17/09         1,622,285
       1,460,056              New York Life Global, 1.37%, 9/4/09                     1,460,056
       1,622,284              Societe Generale, 1.75%, 9/4/09                         1,622,284
       1,622,284              U.S. Bank NA, 1.35%, 8/24/09                            1,622,284
       1,378,942              Westpac Banking Corp., 0.94%, 6/1/09                    1,378,942
                                                                                  -------------
                                                                                  $  15,220,273
-----------------------------------------------------------------------------------------------
                              Tri-party Repurchase Agreements:
       1,349,887              Barclays Capital Markets, 0.2%, 4/1/09              $   1,349,887
       4,866,854              Deutsche Bank, 0.21%, 4/1/09                            4,866,854
                                                                                  -------------
                                                                                  $   6,216,741
-----------------------------------------------------------------------------------------------
Shares
-----------------------------------------------------------------------------------------------
                              Money Market Mutual Fund:
       1,622,285              JPMorgan U.S. Government Money Market Fund          $   1,622,285
                                                                                  -------------
                              Total Securities Lending Collateral                 $  33,155,702
-----------------------------------------------------------------------------------------------
                              TOTAL TEMPORARY CASH INVESTMENTS
                              (Cost $33,155,702)                                  $  33,155,702
-----------------------------------------------------------------------------------------------
                              TOTAL INVESTMENTS IN SECURITIES -- 183.6%
                              (Cost $544,074,117) (l)(m)                          $ 356,241,959
-----------------------------------------------------------------------------------------------
                              OTHER ASSETS AND LIABILITIES -- (5.8)%              $ (11,171,114)
-----------------------------------------------------------------------------------------------
                              PREFERRED SHARES AT REDEMPTION VALUE,
                              INCLUDING DIVIDENDS PAYABLE -- (77.8)%              $(151,013,928)
-----------------------------------------------------------------------------------------------
                              NET ASSETS APPLICABLE TO COMMON
                              SHAREOWNERS -- 100.0%                               $ 194,056,917
===============================================================================================

The accompanying notes are an integral part of these financial statements.

                       Pioneer High Income Trust | Annual Report | 3/31/09    27

NR     Security not rated by S&P or Moody's.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At March 31, 2009, the value of these securities amounted to $83,424,356 or 43.0% of total net assets applicable to common shareowners.

(a)    Floating rate note. The rate shown is the coupon rate at March 31, 2009.

(b)    Security is in default and is non-income producing.

(c) Payment-in Kind (PIK) security which may pay interest in additional principal amount.

(d) On March 31, 2009, the security was not in default but defaulted after the year end.

(e)    Security is priced as a unit.

(f) Debt obligation initially issued at one coupon which converts to a higher coupon at a specific date. The rate shown is the rate at March 31, 2009.

(g) Indicates a security that has been deemed illiquid. The aggregate cost of illiquid securities is $7,925,329. The aggregate value $2,214,052 represents 1.1% of total net assets applicable to common shareowners.

(h)    Security is a perpetual bond and has no definite maturity date.

(i) Floating rate loan interests in which the Trust invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally
       (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered Rate), (ii) the prime rate offered by one or more major United States banks, (iii) the certificate of deposit (iv) other base lending rates used by commercial lenders. The interest rate shown is the rate accruing at March 31, 2009.

(j)    Non-income producing.

(k)    Securities lending collateral is managed by Credit Suisse, New York
       Branch.

(l) At March 31, 2009, the net unrealized loss on investments based on cost for federal income tax purposes of $545,147,847 was as follows:

        Aggregate gross unrealized gain for all investments in
          which there is an excess of value over tax cost         $   6,602,440
        Aggregate gross unrealized loss for all investments in
          which there is an excess of tax cost over value          (195,508,328)
                                                                  -------------
        Net unrealized loss                                       $(188,905,888)
                                                                  =============

       For financial reporting purposes net unrealized loss was $187,832,158 and cost of investments aggregated $544,074,117

The accompanying notes are an integral part of these financial statements.

28    Pioneer High Income Trust | Annual Report | 3/31/09

(m) Distribution of investments by country of issue, as a percentage of total holdings, is as follows (unaudited):

       United States                                        80.3%
       Brazil                                                2.5
       Norway                                                2.3
       United Kingdom                                        2.1
       Canada                                                1.9
       Cayman Islands                                        1.4
       Germany                                               1.4
       Bermuda                                               1.3
       Netherlands                                           1.0
       Italy                                                 0.9
       Australia                                             0.7
       Mexico                                                0.6
       Russia                                                0.6
       Colombia                                              0.5
       Thailand                                              0.4
       Jamaica                                               0.4
       South Africa                                          0.3
       Argentina                                             0.3
       Virgin Islands                                        0.3
       Israel                                                0.2
       Ecuador                                               0.2
       Singapore                                             0.2
       Luxembourg                                            0.1
       Ireland                                               0.1
                                                           -----
                                                           100.0%
                                                           =====

The accompanying notes are an integral part of these financial statements.

                       Pioneer High Income Trust | Annual Report | 3/31/09    29

(n)    At March 31, 2009, the following securities were out on loan:

Principal
Amount
USD ($)        Description                                                          Market Value
------------------------------------------------------------------------------------------------
5,583,000      Accuride Corp., 8.5%, 2/1/15                                           $1,186,387
  500,000      Aes Chivor SA ESP, 9.75%, 12/30/14 (144A)                                 470,000
2,137,000      Aleris International, Inc., 10.0%, 12/15/16                                 1,496
   50,000      Allison Transmission, Inc., 11.0%, 11/1/15 (144A)                          23,750
2,192,000      Allison Transmission, Inc., 11.25%, 11/1/15 (144A)                        832,960
2,048,000      Angiotech Pharmaceuticals, Inc., 7.75%, 4/1/14                            583,680
1,951,000      CCH I Holdings LLC, 11.0%, 10/1/15 (144A)                                 209,732
1,485,000      CCH II Holdings LLC, 10.25%, 9/15/10                                    1,321,650
1,722,000      Central Garden & Pet Co., 9.125%, 2/1/13                                1,360,380
5,496,000      First Data Corp., 9.875%, 9/24/15                                       3,215,160
2,970,000      Ford Motor Credit Co., LLC, 7.875%, 6/15/10                             2,454,423
  152,000      Freescale Semiconductor, Inc., Incremental Term Loan,
               12.50%, 12/15/14                                                           79,230
  710,000      Georgia Gulf Corp., 9.5%, 10/15/14 (144A)                                 118,925
  490,000      Georgia Gulf Corp., 10.75%, 10/15/16                                       34,300
1,665,000      Graphic Packaging International, Inc., 9.5%, 8/15/13                    1,190,475
   65,000      HCA, Inc., 9.875%, 2/15/17 (144A)                                          61,425
1,700,000      Hellas Telecommunications Luxembourg II, 6.844%, 1/15/15 (144A)           280,500
1,500,000      Industrias Metalurgicas Pescarmona SA, 11.25%, 10/22/14 (144A)            600,000
  300,000      Intelsat Corp., 9.25%, 6/15/16 (144A)                                     277,500
2,019,000      Intelsat Jackson Holdings, Ltd., 11.5%, 6/15/16 (144A)                  1,877,670
1,420,000      Jarden Corp., 7.5%, 5/1/17                                              1,143,100
1,803,000      MBIA Insurance Co., 14.0% 1/15/33 (144A)                                  558,930
2,000,000      Minerva Overseas, Ltd., 9.5%, 2/1/17 (144A)                               780,000
1,918,000      PAETEC Holding Corp., 9.5%, 7/15/15                                     1,342,600
1,485,000      Panolam Industries International, Inc., 10.75%, 10/1/13                   193,050
4,508,800      Sally Holdings LLC, 10.5%, 11/15/16                                     3,945,200
   65,000      TL Acquisitions, Inc., 10.5%, 1/15/15 (144A)                               33,313
  105,000      Tele Norte Leste Participacoes SA, 8.0%, 12/18/13                         105,000
1,105,000      Tenneco Automotive, Inc., 8.625%, 11/15/14                                204,425
4,300,000      Texas Computer Electric Hold LLC, 10.25%, 11/1/15                       2,150,000
    1,000      Time Warner Telecom, Inc., 2.375%, 4/1/26                                     744
1,393,000      U.S. Concrete, Inc., 8.375%, 4/1/14                                       557,200
  190,000      United Rentals North America, Inc., 6.5%, 2/15/12                         152,000
   70,000      Waste Services, Inc., 9.5%, 4/15/14                                        52,675
  495,000      Wells Fargo Capital XV, 9.75%, 9/26/44                                    361,350
3,200,000      Yankee Acquisition Corp., 8.5%, 2/15/15                                 1,760,000
1,485,000      Yankee Acquisition Corp., 9.75%, 2/15/17                                  712,800

The accompanying notes are an integral part of these financial statements.

30    Pioneer High Income Trust | Annual Report | 3/31/09

Shares         Description                                                          Market Value
------------------------------------------------------------------------------------------------
 95,000        Delta Airlines, Inc.                                                  $   534,850
------------------------------------------------------------------------------------------------
                                                                                     $30,766,880
================================================================================================

Note: Principal amounts are denominated in U.S. dollars unless otherwise denoted.

EURO  Euro
ITL   Italian Lira
NOK   Norwegian Krone

Glossary of Terms:
(A.D.R.) American Depositary Receipt

Purchases and sales of securities (excluding temporary cash investments) for the year ended March 31, 2009, aggregated $90,687,207 and $81,313,620, respectively.

Various inputs are used in determining the value of the Trust's investments. These inputs are summarized in the three broad levels listed below. Highest priority is given to Level 1 inputs and lowest priority is given to Level 3.

  Level 1 -- quoted prices in active markets for identical securities
  Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
  Level 3 -- significant unobservable inputs (including the Trust's own assumptions in determining fair value of investments)

The following is a summary of the inputs used as of March 31, 2009, in valuing the Trust's investments:

                                                                        Other
                                                    Investments       Financial
Valuation Inputs                                   in Securities     Instruments*
---------------------------------------------------------------------------------
Level 1 -- Quoted Prices                            $  1,730,313       $650,306
Level 2 -- Other Significant Observable Inputs       354,511,646             --
Level 3 -- Significant Unobservable Inputs                    --             --
---------------------------------------------------------------------------------
Total                                               $356,241,959       $650,306
=================================================================================

*  Other financial instruments include foreign exchange contracts.

The accompanying notes are an integral part of these financial statements.

                       Pioneer High Income Trust | Annual Report | 3/31/09    31

Statement of Assets and Liabilities | 3/31/09

ASSETS:
  Investments in securities, at value (including securities loaned of
   $30,766,880) (cost $544,074,117)                                       $356,241,959
  Cash                                                                       5,390,682
  Foreign currencies, at value (cost $5,785,008)                             5,827,644
  Receivables --
   Investment securities sold                                                  150,649
   Paydowns                                                                      3,789
   Dividends, interest and foreign tax reclaim                              12,958,292
   Reinvestment of distributions                                               236,712
   Forward foreign currency portfolio hedge contracts -- net                   650,306
  Prepaid expenses                                                              29,646
--------------------------------------------------------------------------------------
     Total assets                                                         $381,489,679
--------------------------------------------------------------------------------------
LIABILITIES:
  Payables --
   Investment securities purchased                                        $  2,943,418
   Upon return of securities loaned                                         33,155,702
  Due to affiliates                                                            186,285
  Accrued expenses                                                             133,429
--------------------------------------------------------------------------------------
     Total liabilities                                                    $ 36,418,834
--------------------------------------------------------------------------------------
PREFERRED SHARES AT REDEMPTION VALUE:
  $25,000 liquidation value per share applicable to 6,040 shares,
   including dividends payable of $13,928                                 $151,013,928
--------------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO COMMON SHAREOWNERS:
  Paid-in capital                                                         $390,639,911
  Undistributed net investment income                                       11,128,396
  Accumulated net realized loss on investments                             (20,560,750)
  Net unrealized loss on investments                                      (187,832,158)
  Net unrealized gain on forward foreign currency contracts and other
   assets and liabilities denominated in foreign currencies                    681,518
--------------------------------------------------------------------------------------
     Net assets applicable to common shareowners                          $194,056,917
--------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
  Based on $194,056,917/27,463,925 common shares                          $       7.07
======================================================================================

The accompanying notes are an integral part of these financial statements.

32    Pioneer High Income Trust | Annual Report | 3/31/09

Statement of Operations

For the Year Ended 3/31/09

INVESTMENT INCOME:
  Interest                                                      $  52,773,099
  Dividends                                                           137,741
  Income from securities loaned, net                                  560,012
----------------------------------------------------------------------------------------------------
   Total investment income                                                            $  53,470,852
----------------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                               $   2,661,283
  Administrative fees                                                 115,790
  Transfer agent fees and expenses                                     68,304
  Auction agent fees                                                  404,406
  Custodian fees                                                       80,311
  Registration fees                                                    24,703
  Professional fees                                                   175,142
  Printing expense                                                     49,193
  Trustees' fees                                                       17,370
  Pricing fee                                                          25,061
  Miscellaneous                                                        38,403
----------------------------------------------------------------------------------------------------
   Total expenses                                                                     $   3,659,966
   Less fees paid indirectly                                                                     (7)
----------------------------------------------------------------------------------------------------
   Net expenses                                                                       $   3,659,959
----------------------------------------------------------------------------------------------------
     Net investment income                                                            $  49,810,893
----------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized loss from:
   Investments                                                  $ (14,638,569)
   Forward foreign currency contracts and other assets and
     liabilities denominated in foreign currencies                   (117,353)        $ (14,755,922)
----------------------------------------------------------------------------------------------------
  Change in net unrealized gain (loss) from:
   Investments                                                  $(162,258,190)
   Forward foreign currency contracts and other assets and
     liabilities denominated in foreign currencies                  2,336,172         $(159,922,018)
----------------------------------------------------------------------------------------------------
  Net loss on investments and foreign currency transactions                           $(174,677,940)
----------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO PREFERRED SHAREOWNERS FROM
NET INVESTMENT INCOME:                                                                $  (3,569,595)
----------------------------------------------------------------------------------------------------
  Net decrease in net assets applicable to common
   shareowners resulting from operations                                              $(128,436,642)
====================================================================================================

The accompanying notes are an integral part of these financial statements.

                       Pioneer High Income Trust | Annual Report | 3/31/09    33

Statement of Changes in Net Assets

For the Years Ended 3/31/09 and 3/31/08, respectively

                                                                   Year Ended           Year Ended
                                                                   3/31/09              3/31/08
-----------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                              $  49,810,893        $ 51,707,099
Net realized loss on investments and foreign currency
  transactions                                                       (14,755,922)         (2,517,818)
Change in net unrealized gain (loss) on investments and foreign
  currency transactions                                             (159,922,018)        (71,561,635)
Dividends and distributions to preferred shareowners from:
  Net investment income                                               (3,569,595)         (6,061,497)
  Net realized gains                                                          --          (1,860,388)
-----------------------------------------------------------------------------------------------------
   Net decrease in net assets applicable to common
     shareowners resulting from operations                         $(128,436,642)       $(30,294,239)
-----------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO COMMON SHAREOWNERS:
Net investment income
   ($1.65 and $1.65 per share, respectively)                       $ (45,076,053)       $(44,810,401)
Net realized capital gains
   ($0.00 and $0.45 per share, respectively)                                  --         (12,222,501)
-----------------------------------------------------------------------------------------------------
     Total distributions to common shareowners                     $ (45,076,053)       $(57,032,902)
-----------------------------------------------------------------------------------------------------
FROM TRUST SHARE TRANSACTIONS:
Reinvestment of distributions                                      $   2,370,884        $  2,081,512
-----------------------------------------------------------------------------------------------------
   Net increase in net assets applicable to common
     shareowners resulting from Trust share transactions           $   2,370,884        $  2,081,512
-----------------------------------------------------------------------------------------------------
   Net decrease in net assets applicable to common
     shareowners                                                   $(171,141,811)       $(85,245,629)
NET ASSETS APPLICABLE TO COMMON SHAREOWNERS:
Beginning of year                                                    365,198,728         450,444,357
-----------------------------------------------------------------------------------------------------
End of year                                                        $ 194,056,917        $365,198,728
-----------------------------------------------------------------------------------------------------
Undistributed net investment income                                $  11,128,396        $ 10,542,800
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

34    Pioneer High Income Trust | Annual Report | 3/31/09

Financial Highlights

                                                               Year         Year         Year        Year         Year
                                                               Ended        Ended        Ended       Ended        Ended
                                                               3/31/09      3/31/08      3/31/07     3/31/06      3/31/05
Per Common Share Operating Performance

Net asset value, beginning of period                           $ 13.41      $ 16.63      $16.13      $16.34       $16.20
---------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:(a)
 Net investment income                                         $  1.82      $  1.90      $ 1.88      $ 1.88       $ 1.87
 Net realized and unrealized gain (loss) on investments and
  foreign currency transactions                                  (6.38)       (2.73)       0.64        0.00(b)      0.15
 Dividends and distributions to preferred shareowners from:
  Net investment income                                          (0.13)       (0.22)      (0.27)      (0.19)       (0.10)
  Net realized gains                                                --        (0.07)      (0.01)      (0.02)        0.00(b)
---------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations           $ (4.69)     $ (1.12)     $ 2.24      $ 1.67       $ 1.92
Dividends and distributions to common shareowners from:
 Net investment income                                           (1.65)       (1.65)      (1.65)      (1.65)       (1.65)
 Net realized gains                                                 --        (0.45)      (0.09)      (0.23)       (0.13)
---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                     $ (6.34)     $ (3.22)     $ 0.50      $(0.21)      $ 0.14
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period(c)                              $  7.07      $ 13.41      $16.63      $16.13       $16.34
===========================================================================================================================
Market value, end of period(c)                                 $  8.03      $ 13.15      $17.84      $16.80       $15.12
===========================================================================================================================
Total return at market value(d)                                 (27.74)%     (15.37)%     17.61%      24.84%        1.97%
Ratios to average net assets of common shareowners
 Net expenses(e)                                                  1.25%        1.02%       1.01%       0.99%        1.00%
 Net investment income before preferred share dividends          17.03%       12.36%      11.57%      11.68%       11.60%
 Preferred share dividends                                        1.22%        1.45%       1.67%       1.19%        0.63%
 Net investment income available to common shareowners           15.81%       10.91%       9.90%      10.49%       10.97%

The accompanying notes are an integral part of these financial statements.

                      Pioneer High Income Trust | Annual Report | 3/31/09     35

                                                                      Year         Year         Year         Year         Year
                                                                      Ended        Ended        Ended        Ended        Ended
                                                                      3/31/09      3/31/08      3/31/07      3/31/06      3/31/05
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                                          19%          15%          27%          20%          54%
Net assets of common shareowners, end of period (in thousands)        $194,057     $365,199     $450,444     $434,429     $438,303
Preferred shares outstanding (in thousands)                           $151,000     $151,000     $151,000     $151,000     $151,000
Asset coverage per preferred share, end of period                     $ 57,131     $ 85,481     $ 99,597     $ 96,940     $ 97,569
Average market value per preferred share(f)                           $ 25,000     $ 25,000     $ 25,000     $ 25,000     $ 25,000
Liquidation value, including dividends payable, per preferred share   $ 25,002     $ 25,018     $ 25,020     $ 25,015     $ 25,003
Ratios to average net assets of common shareowners before waivers and reimbursement of expenses
 Net expenses (e)                                                         1.25%        1.02%        1.01%        0.99%        1.00%
 Net investment income before preferred share dividends                  17.03%       12.36%       11.57%       11.68%       11.60%
 Preferred share dividends                                                1.22%        1.45%        1.67%        1.19%        0.63%
 Net investment income available to common shareowners                   15.81%       10.91%        9.90%       10.49%       10.97%
===================================================================================================================================

(a) The per common share data presented above is based upon the average common shares outstanding for the periods presented.
(b) Amount is less than $0.01 per common share.
(c) Net asset value and market value are published in Barron's on Saturday, The Wall Street Journal on Monday and The New York Times on Monday and Saturday.
(d) Total investment return is calculated assuming a purchase of common shares at the current market value on the first day and a sale at the current market value on the last day of the periods reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions. Past performance is not a guarantee of future results.
(e) Expense ratios do not reflect the effect of dividend payments to preferred shareowners.
(f) Market value is redemption value without an active market.

The information above represents the audited operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets of common shareowners and other supplemental data for the periods indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Trust's common shares.

The accompanying notes are an integral part of these financial statements.

36  Pioneer High Income Trust | Annual Report | 3/31/09

Notes to Financial Statements | 3/31/09

1. Organization and Significant Accounting Policies

Pioneer High Income Trust (the "Trust") was organized as a Delaware statutory trust on January 30, 2002. Prior to commencing operations on April 26, 2002, the Trust had no operations other than matters relating to its organization and registration as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The investment objective of the Trust is to seek a high level of current income and the Trust may seek capital appreciation to the extent that it is consistent with its investment objective.

The Trust's investments in certain foreign markets or countries with limited developing markets may subject the Trust to a greater degree of risk than in a developed market. These risks include disruptive political or economic conditions and the possible imposition of adverse governmental laws or currency exchange restrictions.

Information regarding the Trust's principal risks is contained in the Trust's original offering prospectus, with additional information included in the Trust's Shareowner reports from time to time. Please refer to those documents when considering the Trust's risks. At times, the Trust's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries or sectors. Under normal market conditions, the Trust invests at least 80% of its assets in below investment grade (high-yield) debt securities, loans and preferred stocks. Because the Trust's investments will be concentrated in the high-yield securities, it will be subject to risks of such securities. Below investment grade securities are commonly referred to as "junk bonds" and are considered speculative with respect to the issuer's capacity to pay interest and repay principal.

The Trust's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Trust to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income, expenses and gains and losses on investments during the reporting year. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

                       Pioneer High Income Trust | Annual Report | 3/31/09    37

A. Security Valuation

   Security transactions are recorded as of trade date. Investments in loan interests are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation. For the limited number of Loan Interests for which no reliable price quotes are available, such investments will be valued by Loan Pricing Corporation through the use of pricing matrices to determine valuations.

   Fixed-income securities are valued at prices supplied by independent pricing services, which consider such factors as Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by values obtained from dealers and other sources, as required. Equity securities are valued at the last sale price on the principal exchanges where they are traded. Securities or Loan Interests for which market price and/or quotations are not readily available are valued using fair value methods pursuant to procedure adopted by the Board of Trustees ("board determined"). Trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Trust's shares are determined as of such times. The Trust may also use the fair value methods to value a security, including a non-U.S. security, when the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security as of the close of the NYSE. As of March 31, 2009, the Trust had no securities that were board determined. Temporary cash investments are valued at amortized cost which approximates market value.

   Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Trust becomes aware of the ex-dividend data in the exercise of reasonable diligence. Discounts and premiums on debt securities are accreted or amortized, respectively, daily, on an effective yield to maturity basis and are included in interest income. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. Interest income, including income on interest bearing cash accounts, is recorded on an accrual basis.

   Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B. Foreign Currency Translation

   The books and records of the Trust are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

38    Pioneer High Income Trust | Annual Report | 3/31/09

   Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those securities but are included with the net realized and unrealized gain or loss on investments.

C. Forward Foreign Currency Contracts

   The Trust may enter into forward foreign currency contracts ("contracts") for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific investment transactions ("settlement hedges") or portfolio positions ("portfolio hedges"). All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Trust's financial statements. The Trust records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 5).

D. Federal Income Taxes

   It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. Tax years for the prior three fiscal years remain subject to examination by tax authorities.

   The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the sources of the Trust's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain (loss) on investment and foreign currency transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

   At March 31, 2009, the Trust reclassified $579,649 to decrease undistributed net investment income and decrease net realized loss on investments to reflect permanent book/tax differences. The reclassification has no impact on the net asset value of the Trust and presents the Trust's capital accounts on a tax basis.

                       Pioneer High Income Trust | Annual Report | 3/31/09    39

   At March 31, 2009, the Trust had a net capital loss carryforward of $9,456,629 which will expire in 2017 if not utilized.

   The Trust has elected to defer approximately $10,658,839 of capital losses recognized between November 1, 2008 and March 31, 2009 to its fiscal year ending March 31, 2010.

   The tax character of distributions paid to common and preferred shareowners during the years ended March 31, 2009 and March 31, 2008 were as follows:

                                                          2009            2008
   ----------------------------------------------------------------------------
   Distributions paid from:
   Ordinary Income                                 $48,645,648     $52,250,498
   Net long-term capital gains                              --      12,704,289
   ----------------------------------------------------------------------------
     Total taxable distribution                    $48,645,648     $64,954,787
   ============================================================================

   The following shows components of distributable earnings (losses) on a federal income tax basis at March 31, 2009.

                                                                          2009
   ----------------------------------------------------------------------------
   Distributable earnings:
   Undistributed ordinary income                                $   12,670,479
   Capital loss carryforward                                        (9,456,629)
   Post-October loss deferred                                      (10,658,839)
   Dividends payable                                                   (13,928)
   Unrealized depreciation                                        (189,124,077)
   ----------------------------------------------------------------------------
     Total                                                      $ (196,582,994)
   ============================================================================

   The difference between book-basis and tax-basis unrealized depreciation is primarily attributable to the tax deferral of losses on straddles and wash sales, the realization for tax purposes of unrealized gains on certain foreign currency contracts, the difference between book and tax amortization methods for premiums and discounts on fixed income securities, the accrual of income on securities in default, and other book/tax temporary differences.

E. Repurchase Agreements

   With respect to repurchase agreements entered into by the Trust, the value of the underlying securities ("collateral"), including accrued interest, is required to be at least equal to or in excess of the value of the repurchase agreement. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Trust's custodian or subcustodians. The Trust's investment adviser, Pioneer Investment Management, Inc. ("PIM"), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

40    Pioneer High Income Trust | Annual Report | 3/31/09

F. Securities Lending

   The Trust lends securities in its portfolio to certain broker-dealers or other institutional investors. When entering into a securities loan transaction, the Trust typically receives cash collateral from the borrower equal to at least the value of the securities loaned, which is invested in temporary cash investments. Credit Suisse, New York Branch, as the Trust's security lending agent, manages the Trust's securities lending collateral. The income earned on the investment of collateral is shared with the borrower and the lending agent in payment of any rebate due to the borrower with respect to the securities loan, and in compensation for the lending agent's services to the Trust. The Trust also continues to receive interest or payments in lieu of dividends on the securities loaned. Gain or loss on the value of the loaned securities that may occur during the term of the loan will be for the account of the Trust. The amount of the collateral is required to be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The Trust has the right, under the lending agreement, to terminate the loan and recover the securities from the borrower with prior notice. The Trust will be required to return the cash collateral to the borrower and could suffer a loss if the value of the collateral, as invested, has declined.

G. Automatic Dividend Reinvestment Plan

   All common shareowners automatically participate in the Automatic Dividend Reinvestment Plan (the "Plan"), under which participants receive all dividends and capital gain distributions (collectively, "dividends") in full and fractional common shares of the Trust in lieu of cash. Shareowners may elect not to participate in the Plan. Shareowners not participating in the Plan receive all dividends and capital gain distributions in cash. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notifying American Stock Transfer & Trust Company, the agent for shareowners in administering the Plan (the "Plan Agent"), in writing prior to any dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

   Whenever the Trust declares a dividend on common shares payable in cash, participants in the Plan will receive the equivalent in common shares acquired by the Plan Agent either (i) through receipt of additional unissued but authorized common shares from the Trust or (ii) by purchase of outstanding common shares on the New York Stock Exchange or elsewhere. If, on the payment date for any dividend, the net asset value per common share is equal to or less than the market price per share plus estimated brokerage trading fees ("market premium"), the Plan Agent will invest the dividend amount in newly issued common shares. The number of newly issued common shares to be credited to each account will be determined by dividing

                       Pioneer High Income Trust | Annual Report | 3/31/09    41
   the dollar amount of the dividend by the net asset value per common share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance does not exceed 5%. If, on the payment date for any dividend, the net asset value per common share is greater than the market value ("market discount"), the Plan Agent will invest the dividend amount in common shares acquired in open-market purchases. There are no brokerage charges with respect to newly issued common shares. However, each participant will pay a pro rata share of brokerage trading fees incurred with respect to the Plan Agent's open-market purchases. Participating in the Plan does not relieve shareowners from any federal, state or local taxes which may be due on dividends paid in any taxable year. Shareowners holding Plan shares in a brokerage account may not be able to transfer the shares to another broker and continue to participate in the Plan.

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit S.p.A. ("UniCredit") manages the Trust's portfolio. Management fees payable under the Trust's Advisory Agreement with PIM are calculated daily at the annual rate of 0.60% of the Trust's average daily managed assets. "Managed assets" is the average daily value of the Trust's total assets minus the sum of the Trust's liabilities, which liabilities exclude debt related to leverage, short-term debt and the aggregate liquidation preference of any outstanding preferred shares. For the year ended March 31, 2009, the net management fee was equivalent to 0.60% of the Trust's average daily managed assets, which was equivalent to 0.91% of the Trust's average daily net assets attributable to the common shareowners.

In addition, under PIM's management and administration agreements, certain other services and costs are paid by PIM and reimbursed by the Trust. At March 31, 2009, $186,285 was payable to PIM related to management costs, administrative costs and certain other services and is in included in "Due to affiliates" on the Statement of Assets and Liabilities.

PIM has retained Princeton Administrators, LLC ("Princeton") to provide certain administrative and accounting services to the Trust on its behalf. PIM pays Princeton a monthly fee at an annual rate of 0.07% of the average daily value of the Trust's managed assets up to $500 million and 0.03% for average daily managed assets in excess of $500 million, subject to a minimum monthly fee of $10,000. Princeton receives no compensation directly from the Trust.

3. Transfer Agents

Pioneer Investment Management Shareholder Services, Inc. ("PIMSS"), a wholly owned indirect subsidiary of UniCredit, through a sub-transfer agency agreement with American Stock Transfer & Trust Company, provides substantially all transfer agent and shareowner services related to the Trust's common

42    Pioneer High Income Trust | Annual Report | 3/31/09
shares at negotiated rates. Deutsche Bank Trust Company Americas ("Deutsche Bank") is the transfer agent, registrar, dividend paying agent and auction agent with respect to the Trust's Auction Market Preferred Shares ("AMPS"). The Trust pays Deutsche Bank an annual fee, as is agreed to from time to time by the Trust and Deutsche Bank, for providing such services.

4. Expense Offset Arrangements

The Trust has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Trust's custodian expenses. For the year ended March 31, 2009, the Trust expenses were reduced by $7 under such arrangement.

5. Forward Foreign Currency Contracts

The Trust may enter into contracts that obligate the Trust to deliver currencies at specified future dates. At the maturity of a contract, the Trust must make or take delivery of the foreign currency. Alternatively, prior to the settlement date of a portfolio hedge, the Trust may close out such contracts by entering into an offsetting hedge contract.

Open portfolio hedges at March 31, 2009, were as follows:

             Net                                                                Net
             Contracts        In Exchange       Settlement                      Unrealized
Currency     to (Deliver)     For US$           Date           US$ Value        Gain
------------------------------------------------------------------------------------------
EURO         (3,700,000)      $(5,680,610)      6/11/09        $(4,912,961)     $ 767,649
EURO         (2,550,000)       (3,274,552)       2/4/10         (3,391,895)      (117,343)
------------------------------------------------------------------------------------------
  Total                                                                         $ 650,306
==========================================================================================

As of March 31, 2009, the Trust had no outstanding forward currency settlement hedges.

6. Trust Shares

There are an unlimited number of common shares of beneficial interest authorized.

Transactions in common shares of beneficial interest for the years ended March 31, 2009 and March 31, 2008 were as follows:

                                                           2009            2008
-------------------------------------------------------------------------------
Shares outstanding at beginning of year              27,227,442      27,093,609
Reinvestment of distributions                           236,483         133,833
-------------------------------------------------------------------------------
Shares outstanding at end of year                    27,463,925      27,227,442
===============================================================================

The Trust may classify or reclassify any unissued common shares of beneficial interest into one or more series of preferred shares of beneficial interest. As of

                       Pioneer High Income Trust | Annual Report | 3/31/09    43

March 31, 2009, there were 6,040 AMPS as follows: Series M7-2,020, Series W28-2,020 and Series TH7-2,000.

Dividends on Series M7 and Series TH7 are cumulative at a rate which is reset every seven days based on the results of an auction. Dividends on Series W28 are also cumulative at a rate reset every 28 days based on the results of an auction. An auction fails if there are more AMPS offered for sale than there are buyers. When an auction fails, the dividend rate for the period will be the maximum rate on the auction dates described in the prospectus for the AMPS. Preferred shareowners will not be able to sell their AMPS at an auction if the auction fails. Since February 2008, the Trust's auctions related to the AMPS have failed. The maximum rate for the 7-Day Series is 150% of the 7 day commercial paper rate. The maximum rate for the 28 day Series is 150% of the 30 day commercial paper rate. AMPS dividend rates ranged from 0.105% to 5.312% during the year ended March 31, 2009.

The Trust may not declare dividends or make other distributions on its common shares or purchase any such shares if, at the time of the declaration, distribution or purchase, the Trust does not comply with the asset coverage ratios described in the prospectus for the AMPS.

The AMPS are redeemable at the option of the Trust, in whole or in part, on any dividend payment date at $25,000 per share plus any accumulated or unpaid dividends, whether or not declared. The AMPS are also subject to mandatory redemption at $25,000 per share plus any accumulated or unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of the Trust as set forth in the Statement of Preference are not satisfied.

The holders of AMPS have voting rights equal to the holders of the Trust's common shares (one vote per share) and will vote together with holders of the common shares as a single class. However, holders of AMPS are also entitled to elect two of the Trust's Trustees. In addition, the Investment Company Act of 1940, as amended, requires that along with approval by shareowners that might otherwise be required, the approval of the holders of a majority of any outstanding preferred shares, voting separately as a class, would be required to (a) adopt any plan of reorganization that would adversely affect the preferred shares and (b) take any action requiring a vote of security holders, including, among other things, changes in the Trust's subclassification as a closed-end management investment company or changes in its fundamental investment restrictions.

7. New Pronouncements

In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities ("SFAS 161"), was issued and is effective for fiscal years beginning after November 15, 2008. SFAS

44    Pioneer High Income Trust | Annual Report | 3/31/09

161 requires enhanced disclosures about an entity's derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Trust's financial statement disclosures.

8. Subsequent Events

Subsequent to March 31, 2009, the Board of Trustees of the Trust declared a dividend from undistributed net investment income of $0.1375 per common share payable April 30, 2009, to common shareowners of record on April 15, 2009.

Subsequent to March 31, 2009, dividends declared and paid on preferred shares totaled $40,255 in aggregate for the three outstanding preferred share series through May 15, 2009.

                       Pioneer High Income Trust | Annual Report | 3/31/09    45

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and the Shareowners of
Pioneer High Income Trust:
--------------------------------------------------------------------------------
We have audited the accompanying statement of assets and liabilities of Pioneer High Income Trust (the "Trust"), including the schedule of investments, as of March 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2009, by correspondence with the custodian, selling or agent banks and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer High Income Trust at March 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                            /s/Ernst & Young LLP

Boston, Massachusetts
May 21, 2009

46    Pioneer High Income Trust | Annual Report | 3/31/09

ADDITIONAL INFORMATION (unaudited)

During the period, there have been no material changes in the Trust's investment objective or fundamental policies that have not been approved by the shareowners. There have been no changes in the Trust's charter or By-Laws that would delay or prevent a change in control of the Trust which have not been approved by the shareowners. During the period, there have been no changes in the principal risk factors associated with investment in the Trust. Day-to-day management of the Trust's portfolio is the responsibility of Andrew Feltus. Mr. Feltus is supported by the fixed income team. Members of this team manage other Pioneer funds investing primarily in fixed income securities. The portfolio manager and the team also may draw upon the research and investment management expertise of the global research team, which provides fundamental research on companies and includes members from Pioneer's affiliate, Pioneer Investment Management Limited. Mr. Feltus, a Senior vice president, joined Pioneer in 1994 and has been an investment professional for more than 10 years.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Trust may purchase, from time to time, its common shares in the open market.

CEO CERTIFICATION DISCLOSURE (unaudited)

The Trust's Chief Executive Officer has submitted to the New York Stock Exchange the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. In addition, the Trust has filed with the Securities and Exchange Commission the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

                       Pioneer High Income Trust | Annual Report | 3/31/09    47

Results of Shareholder Meeting (unaudited)

On September 22, 2008, Pioneer High Income Trust held its annual meeting of shareowners to elect Class III Trustees. All Class III Trustees were elected. Here are the detailed results of the votes.

Proposal 1 -- To elect Class III Trustees

 Nominee                                      For                Withheld
--------------------------------------------------------------------------------
 Benjamin M. Friedman                         24,782,417         474,099
 Margaret B.W. Graham                         24,789,468         467,048
 Daniel K. Kingsbury                          24,795,778         460,738

IMPORTANT TAX INFORMATION (unaudited)

The following information is provided with respect to the ordinary income distributions paid by Pioneer High Income Trust during the fiscal year ended March 31, 2009:

 Interest-Related Dividends for Non-U.S. Residents                 78.56%*

------------------
* Represents the portion of the taxable ordinary income dividends eligible for tax exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

Additionally, the following summarizes the per share long-term capital gain distribution paid to preferred shareowners during the year:

                                         Payable              Long-Term
                                         Date                 Capital Gain
--------------------------------------------------------------------------------
 Series W                                4/17/2008            $9.56

48    Pioneer High Income Trust | Annual Report | 3/31/09

Approval of Investment Advisory Agreement (unaudited)

Pioneer Investment Management, Inc. (PIM) serves as the Trust's investment adviser pursuant to an investment advisory agreement between PIM and the Trust. The Trustees of the Trust, as required by law, determine annually whether to continue the investment advisory agreement for the Trust.

The contract renewal process began in March 2008 as the Trustees of the Trust agreed on, among other things, an overall approach and timeline for the process. In July, the Trustees approved the format of the contract renewal materials and submitted their formal request to PIM to furnish information necessary to evaluate the terms of the investment advisory agreement. The contract renewal materials were provided to the Trustees in August. After reviewing and discussing the materials, the Trustees submitted a request for additional information to PIM in September, and materials were provided in response to this request later that month. Meetings of the Independent Trustees of the Trust were held in September and October to review and discuss the contract renewal materials.

At a meeting held on November 11, 2008, based on their evaluation of the information provided by PIM, the Trustees of the Trust, including the independent Trustees voting separately, unanimously approved the continuation of the investment advisory agreement for another year. In considering the continuation of the investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the continuation of the investment advisory agreement.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had provided by PIM to the Trust, taking into account the investment objective and strategy of the Trust and the information related to the Trust provided to the Trustees at each quarterly meeting. The Trustees reviewed the terms of the investment advisory agreement. The Trustees also reviewed PIM's investment approach for the Trust and its research process. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Trust. They also considered PIM's compliance and legal resources and personnel.

The Trustees also considered that, as administrator, PIM is responsible for the administration of the Trust's business and other affairs. It was noted that PIM supervises and monitors the performance of the Trust's service providers and provides the Trust with personnel (including officers) as are necessary for the Trust's operations. The Trustees considered the fees paid to PIM for the provision of such services.

                       Pioneer High Income Trust | Annual Report | 3/31/09    49

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had provided by PIM to the Trust were satisfactory and consistent with the terms of the investment advisory agreement.

Performance of the Trust

The Trustees considered the performance results of the Trust over various time periods. They reviewed information comparing the Trust's performance with the average performance of its peer group of funds as classified by Morningstar, Inc. (Morningstar), an independent provider of investment company data, and with the performance of the Trust's benchmark index. The Trustees considered that the Trust's annualized total return was in the third quintile of its Morningstar category for the one year period ended June 30, 2008 and in the first quintile of its Morningstar category for the three and five year periods ending June 30, 2008. (In all quintile rankings referred to throughout this disclosure, first quintile is most favorable to the Trust's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses would also be first quintile.) The Trustees noted that the yield (gross of expenses) to the Trust's common shareowners for the twelve months ended June 30, 2008 exceeded the yield of the Trust's benchmark index for the same period. The Trustees concluded that the investment performance of the Trust was satisfactory.

Management Fee and Expenses

The Trustees considered information on the fees and expenses of the Trust in comparison to the management fees and the expense ratios of a peer group of funds selected on the basis of criteria determined by the independent Trustees for this purpose using data provided by Strategic Insight Mutual Trust Research and Consulting, LLC (Strategic Insight), an independent third party.

The Trustees considered that the Trust's management fee for the twelve months ended June 30, 2008 was in the second quintile relative to the management fees paid by other funds in its Strategic Insight peer group for the comparable period. The Trustees also considered that the Trust's expense ratio for the twelve months ended June 30, 2008 was in the first quintile relative to its Strategic Insight peer group for the comparable period. It was noted that PIM did not currently manage any separate accounts with an investment objective and strategies that were similar to the Trust.

The Trustees concluded that the management fee payable by the Trust to PIM was reasonable in relation to the nature and quality of the services provided by PIM. The Trustees also concluded that the Trust's expense ratio was reasonable, taking into account the quality of services provided by PIM and the investment performance of the Trust.

50    Pioneer High Income Trust | Annual Report | 3/31/09

Profitability

The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Trust, including the methodology used by PIM in allocating certain of its costs to the management of the Trust. The Trustees also considered PIM's profit margin in connection with the overall operation of the Trust. They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Trust in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees recognized that PIM should be entitled to earn a reasonable level of profit for the services provided to the Trust. The Trustees concluded that PIM's profitability with respect to the management of the Trust was not unreasonable.

Economies of Scale

The Trustees considered the extent to which PIM may realize economies of scale or other efficiencies in managing and supporting the Trust. Since the Trust is a closed-end fund and its size is relatively stable at an asset level that was anticipated when the management fee was initially set, the Trustees concluded that economies of scale were not a relevant consideration.

Other Benefits

The Trustees also considered the character and amount of fees paid by the Trust, other than under the investment advisory agreement, for services provided by PIM and its affiliates. The Trustees further considered the revenues and profitability of PIM's businesses other than the fund business. The Trustees concluded that the receipt of these benefits was reasonable in the context of the overall relationship between PIM and the Trust.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including all of the independent Trustees, concluded that the investment advisory agreement between PIM and the Trust, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed continuation of the investment advisory agreement for the Trust.

                       Pioneer High Income Trust | Annual Report | 3/31/09    51

Trustees, Officers and Service Providers

Investment Adviser
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Legal Counsel
Bingham McCutchen LLP

Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Shareowner Services and Sub-Transfer Agent
American Stock Transfer & Trust Company

Preferred Share Auction/Transfer Agent and Registrar
Deutsche Bank Trust Company Americas

Sub-Administrator
Princeton Administrators, LLC

Proxy Voting Policies and Procedures of the Trust are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.

Trustees and Officers

The Board of Trustees provides broad supervision over the Trust's affairs. The officers of the Trust are responsible for the Trust's operations. The Trustees and officers are listed below, together with their principal occupations during the past five years. Trustees who are interested persons of the Trust within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Trust are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of each of the 76 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Trustees and all officers of the Trust is 60 State Street, Boston, Massachusetts 02109

52    Pioneer High Income Trust | Annual Report | 3/31/09

Interested Trustees

                            Position Held            Length of Service
Name and Age                with the Trust           and Term of Office
--------------------------------------------------------------------------------
John F. Cogan, Jr. (82)*    Chairman of the Board,   Class II Trustee since
                            Trustee and President    2002. Term expires in
                                                     2010. Elected by Pre-
                                                     ferred Shares only.
--------------------------------------------------------------------------------
Daniel K. Kingsbury (50)*   Trustee and Executive    Class III Trustee since
                            Vice President           2007. Term expires in
                                                     2011.
--------------------------------------------------------------------------------

                                                                                                Other Directorships
Name and Age                Principal Occupation During Past Five Years                         Held by this Trustee
--------------------------------------------------------------------------------------------------------------------
John F. Cogan, Jr. (82)*    Deputy Chairman and a Director of Pioneer Global Asset Man-         None
                            agement S.p.A. ("PGAM"); Non-Executive Chairman and a Direc-
                            tor of Pioneer Investment Management USA Inc. ("PIM-USA");
                            Chairman and a Director of Pioneer; Chairman and Director of
                            Pioneer Institutional Asset Management, Inc. (since 2006);
                            Director of Pioneer Alternative Investment Management Limited
                            (Dublin); President and a Director of Pioneer Alternative
                            Investment Management (Bermuda) Limited and affiliated funds;
                            Director of PIOGLOBAL Real Estate Investment Fund (Russia)
                            (until June 2006); Director of Nano-C, Inc. (since 2003); Director of Cole Management Inc. (since 2004); Director of Fiduciary
                            Counseling, Inc.; President and Director of Pioneer Funds
                            Distributor, Inc. ("PFD") (until May 2006); President of all of the
                            Pioneer Funds; and Of Counsel, Wilmer Cutler Pickering Hale and
                            Dorr LLP
--------------------------------------------------------------------------------------------------------------------
Daniel K. Kingsbury (50)*   Director, CEO and President of Pioneer Investment Management        None
                            USA Inc. (since February 2007); Director and President of
                            Pioneer Investment Management, Inc. and Pioneer Institutional
                            Asset Management, Inc. (since February 2007); Executive Vice
                            President of all of the Pioneer Funds (since March 2007);
                            Director of Pioneer Global Asset Management S.p.A. (since April
                            2007); Head of New Markets Division, Pioneer Global Asset
                            Management S.p.A. (2000 - 2007)
--------------------------------------------------------------------------------------------------------------------

*  Mr. Cogan and Mr. Kingsbury are Interested Trustees because they are officers or directors of the Trust's investment adviser and certain of its affiliates.

                         Pioneer High Income Trust | Annual Report | 3/31/09  53

Independent Trustees

                           Position Held          Length of Service
Name and Age               with the Trust         and Term of Office
--------------------------------------------------------------------------------
David R. Bock (65)         Trustee                Class II Trustee since
                                                  2005. Term expires in 2010.
--------------------------------------------------------------------------------
Mary K. Bush (60)          Trustee                Class I Trustee since 2002.
                                                  Term expires in 2009.
--------------------------------------------------------------------------------

                                                                                          Other Directorships
Name and Age         Principal Occupation During Past Five Years                          Held by this Trustee
------------------------------------------------------------------------------------------------------------------------
David R. Bock (65)   Managing Partner, Federal City Capital Advisors (boutique mer-       Director of Enterprise Com-
                     chant bank) (1997 - 2004 and 2008 - present); and Executive          munity Investment, Inc.
                     Vice President and Chief Financial Officer, I-trax, Inc. (publicly   (privately-held affordable
                     traded health care services company) (2004 - 2007)                   housing finance company);
                                                                                          Director of New York Mort-
                                                                                          gage Trust (publicly traded
                                                                                          mortgage REIT); and Direc-
                                                                                          tor of Oxford Analytica, Inc.
                                                                                          (privately-held research and
                                                                                          consulting company)
------------------------------------------------------------------------------------------------------------------------
Mary K. Bush (60)    President, Bush International, LLC (international financial          Director of Marriott Interna-
                     advisory firm)                                                       tional, Inc.; Director of Dis-
                                                                                          cover Financial Services
                                                                                          (credit card issuer and elec-
                                                                                          tronic payment services);
                                                                                          Director of Briggs & Stratton
                                                                                          Co. (engine manufacturer);
                                                                                          Director of UAL Corporation
                                                                                          (airline holding company);
                                                                                          Director of Mantech Interna-
                                                                                          tional Corporation (national
                                                                                          security, defense, and intel-
                                                                                          ligence technology firm);
                                                                                          and Member, Board of Gov-
                                                                                          ernors, Investment Company
                                                                                          Institute
------------------------------------------------------------------------------------------------------------------------

54  Pioneer High Income Trust | Annual Report | 3/31/09

                               Position Held        Length of Service
Name and Age                   with the Trust       and Term of Office
--------------------------------------------------------------------------------
Benjamin M. Friedman (64)      Trustee              Class III Trustee since
                                                    2008. Term expires
                                                    in 2011.
--------------------------------------------------------------------------------
Margaret B.W. Graham (61)      Trustee              Class III Trustee since
                                                    2002. Term expires
                                                    in 2011.
--------------------------------------------------------------------------------
Thomas J. Perna (58)           Trustee              Class I Trustee since
                                                    2006. Term expires
                                                    in 2009.
--------------------------------------------------------------------------------
Marguerite A. Piret (60)       Trustee              Class I Trustee since
                                                    2002. Term expires in
                                                    2009. Elected by Pre-
                                                    ferred Shares only.
--------------------------------------------------------------------------------
Stephen K. West (80)           Trustee              Class II Trustee since
                                                    2002. Term expires
                                                    in 2010.
--------------------------------------------------------------------------------

                                                                                                 Other Directorships
Name and Age                Principal Occupation During Past Five Years                          Held by this Trustee
--------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman (64)   Professor, Harvard University                                        Trustee, Mellon Institutional
                                                                                                 Funds Investment Trust and
                                                                                                 Mellon Institutional Funds
                                                                                                 Master Portfolio (oversees 17
                                                                                                 portfolios in fund complex)
--------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (61)   Founding Director, Vice President and Corporate Secretary, The       None
                            Winthrop Group, Inc. (consulting firm); and Desautels Faculty of
                            Management, McGill University
--------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (58)        Chief Executive Officer, Quadriserv, Inc. (technology products for   None
                            securities lending industry) (2008 - present); Private investor
                            (2004 - 2008); and Senior Executive Vice President, The Bank of
                            New York (financial and securities services) (1986 - 2004)
--------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (60)    President and Chief Executive Officer, Newbury, Piret & Company,     Director of New America
                            Inc. (investment banking firm)                                       High Income Fund, Inc.
                                                                                                 (closed-end investment
                                                                                                 company)
--------------------------------------------------------------------------------------------------------------------------------
Stephen K. West (80)        Senior Counsel, Sullivan & Cromwell LLP (law firm)                   Director, The Swiss Helvetia
                                                                                                 Fund, Inc. (closed-end
                                                                                                 investment company)
--------------------------------------------------------------------------------------------------------------------------------

                         Pioneer High Income Trust | Annual Report | 3/31/09  55

Trust Officers

                               Position Held           Length of Service
Name and Age                   with the Trust          and Term of Office
--------------------------------------------------------------------------------
Dorothy E. Bourassa (61)       Secretary               Since 2002. Serves at
                                                       the discretion of the
                                                       Board
--------------------------------------------------------------------------------
Christopher J. Kelley (44)     Assistant Secretary     Since 2003. Serves at
                                                       the discretion of the
                                                       Board
--------------------------------------------------------------------------------
Mark E. Bradley (49)           Treasurer               Since 2008. Serves at
                                                       the discretion of the
                                                       Board
--------------------------------------------------------------------------------
Luis I. Presutti (43)          Assistant Treasurer     Since 2002. Serves at
                                                       the discretion of the
                                                       Board
--------------------------------------------------------------------------------
Gary Sullivan (50)             Assistant Treasurer     Since 2002. Serves at
                                                       the discretion of the
                                                       Board
--------------------------------------------------------------------------------
David F. Johnson (29)          Assistant Treasurer     Since 2009. Serves at
                                                       the discretion of the
                                                       Board
--------------------------------------------------------------------------------

Trust Officers
                                                                                                 Other Directorships
Name and Age                 Principal Occupation During Past Five Years                         Held by this Officer
----------------------------------------------------------------------------------------------------------------------
Dorothy E. Bourassa (61)     Secretary of PIM-USA; Senior Vice President - Legal of Pioneer;     None
                             Secretary/Clerk of most of PIM-USA's subsidiaries; and Secretary of all of the Pioneer Funds since September 2003 (Assistant
                             Secretary from November 2000 to September 2003)
----------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (44)   Associate General Counsel of Pioneer since January 2008 and         None
                             Assistant Secretary of all of the Pioneer Funds since September
                             2003; Vice President and Senior Counsel of Pioneer from July
                             2002 to December 2007
----------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (49)         Vice President - Fund Accounting, Administration and Controller-    None
                             ship Services of Pioneer; and Treasurer of all of the Pioneer
                             Funds since March 2008; Deputy Treasurer of Pioneer from
                             March 2004 to February 2008; Assistant Treasurer of all of the
                             Pioneer Funds from March 2004 to February 2008; and Treasurer and Senior Vice President, CDC IXIS Asset Management Services
                             from 2002 to 2003
----------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (43)        Assistant Vice President - Fund Accounting, Administration and      None
                             Controllership Services of Pioneer; and Assistant Treasurer of all
                             of the Pioneer Funds
----------------------------------------------------------------------------------------------------------------------
Gary Sullivan (50)           Fund Accounting Manager - Fund Accounting, Administration and       None
                             Controllership Services of Pioneer; and Assistant Treasurer of all
                             of the Pioneer Funds
----------------------------------------------------------------------------------------------------------------------
David F. Johnson (29)        Fund Administration Manager - Fund Accounting, Administration       None
                             and Controllership Services since November 2008 and Assistant
                             Treasurer of all of the Pioneer Funds since January 2009; Client
                             Service Manager - Institutional Investor Services at State Street
                             Bank from March 2003 to March 2007
----------------------------------------------------------------------------------------------------------------------

56  Pioneer High Income Trust | Annual Report | 3/31/09

                        Position Held     Length of Service                                                     Other Directorships
Name and Age            with the Trust    and Term of Office      Principal Occupation During Past Five Years   Held by this Officer
------------------------------------------------------------------------------------------------------------------------------------
Teri W. Anderholm (49)  Chief Compliance  Since 2007. Serves at   Chief Compliance Officer of Pioneer since     None
                        Officer           the discretion of the   December 2006 and of all the Pioneer Funds
                                          Board                   since January 2007; Vice President and
                                                                  Compliance Officer, MFS Investment Management
                                                                  (August 2005 to December 2006); Consultant,
                                                                  Fidelity Investments (February 2005 to July
                                                                  2005); Independent Consultant (July 1997 to
                                                                  February 2005)
------------------------------------------------------------------------------------------------------------------------------------

The outstanding capital stock of PFD, Pioneer and Pioneer Investment Management Shareholder Services, Inc. ("PIMSS") is indirectly wholly owned by UniCredit S.p.A. ("UniCredit"), one of the largest banking groups in Italy. Pioneer, the Trust's investment adviser, provides investment management and financial services to mutual funds, institutional and other clients.

                         Pioneer High Income Trust | Annual Report | 3/31/09  57

                           This page for your notes.





58    Pioneer High Income Trust | Annual Report | 3/31/09

                           This page for your notes.





                       Pioneer High Income Trust | Annual Report | 3/31/09    59

                           This page for your notes.





60    Pioneer High Income Trust | Annual Report | 3/31/09

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

You can call American Stock Transfer & Trust Company (AST) for:
--------------------------------------------------------------------------------

Account Information                             1-800-710-0935
Or write to AST:
--------------------------------------------------------------------------------
For                                             Write to
General inquiries, lost dividend checks,        American Stock
change of address, lost stock certificates,     Transfer & Trust
stock transfer                                  Operations Center
                                                6201 15th Ave.
                                                Brooklyn, NY 11219

Dividend reinvestment plan (DRIP)               American Stock
                                                Transfer & Trust
                                                Wall Street Station
                                                P.O. Box 922
                                                New York, NY 10269-0560

Website                                         www.amstock.com


For additional information, please contact your investment advisor or visit our web site www.pioneerinvestments.com.

The Trust files a complete statement of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The Trust's Chief Executive Officer is required by the New York Stock Exchange's Listing Standards to file annually with the Exchange a certification that he is not aware of any violation by the Trust of the Exchange's Corporate Governance Standards applicable to the Trust. The Trust has filed such certification.


ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 10(a), a copy of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR;

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

Audit Fees
Fees for audit services provided to the Trust, including fees associated with the filings to update its Form N-2 and issuance of comfort letters, totaled approximately $41,300 in 2009 and $38,545 in 2008.

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Audit-Related Fees and Other Fees
Audit related fees for the Trust's audit related services totaled approximately $9,652 and $9,285 in 2009 and 2008, respectively.


(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Tax Fees
Fees for tax compliance services, primarily for tax returns, totaled approximately $8,290 and $7,820 for 2009 and 2008, respectively.


(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services
Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the Trust's audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Trust. For the years ended March 31, 2009 and 2008, there were no services provided to an affiliate that required the Trust's audit committee pre-approval.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees for the Trust and affiliates, as previously defined, totaled approximately $17,492 in 2009 and $17,105 in 2008.

(h) Disclose whether the registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrants audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

The registrant has a separately-designated standing audit committe eestablished in accordance with Section
3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

Item 6. Schedule of Investments.

File Schedule I Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.12-12 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

		    Proxy Voting Policies and Procedures of
                       Pioneer Investment Management, Inc.

                            VERSION DATED July, 2004

                                    Overview

   Pioneer Investment Management, Inc. ("Pioneer") is a fiduciary that owes each of its client's duties of care and loyalty with respect to all services undertaken on the client's behalf, including proxy voting. When Pioneer has been delegated proxy-voting authority for a client, the duty of care requires Pioneer to monitor corporate events and to vote the proxies. To satisfy its duty of loyalty, Pioneer must place its client's interests ahead of its own and must cast proxy votes in a manner consistent with the best interest of its clients. Pioneer will vote all proxies presented in a timely manner.

   The Proxy Voting Policies and Procedures are designed to complement Pioneer's investment policies and procedures regarding its general responsibility to monitor the performance and/or corporate events of companies that are issuers of securities held in accounts managed by Pioneer. Pioneer's Proxy Voting Policies summarize Pioneer's position on a number of issues solicited by companies held by Pioneer's clients. The policies are guidelines that provide a general indication on how Pioneer would vote but do not include all potential voting scenarios.

   Pioneer's Proxy Voting Procedures detail monitoring of voting, exception votes, and review of conflicts of interest and ensure that case-by-case votes are handled within the context of the overall guidelines (i.e. best interest of client). The overriding goal is that all proxies for US and non-US companies that are received promptly will be voted in accordance with Pioneer's policies or specific client instructions. All shares in a company held by Pioneer-managed accounts will be voted alike, unless a client has given us specific voting instructions on an issue or has not delegated authority to us or the Proxy Voting Oversight Group determines that the circumstances justify a different approach.

   Pioneer does not delegate the authority to vote proxies relating to its clients to any of its affiliates, which include other subsidiaries of UniCredito.

   Any questions about these policies and procedures should be directed to the Proxy Coordinator.

                             Proxy Voting Procedures

   Proxy Voting Service
   Pioneer has engaged an independent proxy voting service to assist in the voting of proxies. The proxy voting service works with custodians to ensure that all proxy materials are received by the custodians and are processed in a timely fashion. To the extent applicable, the proxy voting service votes all proxies in accordance with the proxy voting policies established by Pioneer. The proxy voting service will refer proxy questions to the Proxy Coordinator (described below) for instructions under circumstances where: (1) the application of the proxy voting guidelines is unclear; (2) a particular proxy question is not covered by the guidelines; or (3) the guidelines call for specific instructions on a case-by-case basis. The proxy voting service is also requested to call to the Proxy Coordinator's attention specific proxy questions that, while governed by a guideline, appear to involve unusual or controversial issues. Pioneer reserves the right to attend a meeting in person and may do so when it determines that the company or the matters to be voted on at the meeting are strategically important to its clients.

   Proxy Coordinator
   Pioneer's Director of Investment Operations (the "Proxy Coordinator") coordinates the voting, procedures and reporting of proxies on behalf of Pioneer's clients. The Proxy Coordinator will deal directly with the proxy voting service and, in the case of proxy questions referred by the proxy voting service, will solicit voting recommendations and instructions from the Director of Portfolio Management US or, to the extent applicable, investment sub-advisers. The Proxy Coordinator is responsible for ensuring that these questions and referrals are responded to in a timely fashion and for transmitting appropriate voting instructions to the proxy voting service. The Proxy Coordinator is responsible for verifying with the Compliance Department whether Pioneer's voting power is subject to any limitations or guidelines issued by the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries).

   Referral Items
   From time to time, the proxy voting service will refer proxy questions to the Proxy Coordinator that are described by Pioneer's policy as to be voted on a case-by-case basis, that are not covered by Pioneer's guidelines or where Pioneer's guidelines may be unclear with respect to the matter to be voted on. Under such certain circumstances, the Proxy Coordinator will seek a written voting recommendation from the Director of Portfolio Management US. Any such recommendation will include: (i) the manner in which the proxies should be voted; (ii) the rationale underlying any such decision; and (iii) the disclosure of any contacts or communications made between Pioneer and any outside parties concerning the proxy proposal prior to the time that the voting instructions are provided. In addition, the Proxy Coordinator will ask the Compliance Department to review the question for any actual or apparent conflicts of interest as described below under "Conflicts of

   Interest." The Compliance Department will provide a "Conflicts of Interest Report," applying the criteria set forth below under "Conflicts of Interest," to the Proxy Coordinator summarizing the results of its review. In the absence of a conflict of interest, the Proxy Coordinator will vote in accordance with the recommendation of the Director of Portfolio Management US.

   If the matter presents a conflict of interest for Pioneer, then the Proxy Coordinator will refer the matter to the Proxy Voting Oversight Group for a decision. In general, when a conflict of interest is present, Pioneer will vote according to the recommendation of the Director of Portfolio Management US where such recommendation would go against Pioneer's interest or where the conflict is deemed to be immaterial. Pioneer will vote according to the recommendation of its proxy voting service when the conflict is deemed to be material and the Pioneer's internal vote recommendation would favor Pioneer's interest, unless a client specifically requests Pioneer to do otherwise. When making the final determination as to how to vote a proxy, the Proxy Voting Oversight Group will review the report from the Director of Portfolio Management US and the Conflicts of Interest Report issued by the Compliance Department.

   Conflicts of Interest
   A conflict of interest occurs when Pioneer's interests interfere, or appear to interfere with the interests of Pioneer's clients. Occasionally, Pioneer may have a conflict that can affect how its votes proxies. The conflict may be actual or perceived and may exist when the matter to be voted on concerns:

       o An affiliate of Pioneer, such as another company belonging to the UniCredito Italiano S.p.A. banking group (a "UniCredito Affiliate");

       o An issuer of a security for which Pioneer acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity (including those securities specifically declared by PGAM to present a conflict of interest for Pioneer);

       o An issuer of a security for which UniCredito has informed Pioneer that a UniCredito Affiliate acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity; or

       o A person with whom Pioneer (or any of its affiliates) has an existing, material contract or business relationship that was not entered into in the ordinary course of Pioneer's business.

       o Pioneer will abstain from voting with respect to companies directly or indirectly owned by UniCredito Italiano Group, unless otherwise directed by a client. In addition, Pioneer will inform PGAM Global Compliance and the PGAM Independent Directors before exercising such rights.

   Any associate involved in the proxy voting process with knowledge of any apparent or actual conflict of interest must disclose such conflict to the Proxy Coordinator and the Compliance Department. The Compliance Department will review each item referred to Pioneer to determine whether an actual or potential conflict of interest with Pioneer exists in connection with the proposal(s) to be voted upon. The review will be conducted by comparing the apparent parties affected by the proxy proposal being voted upon against the Compliance Department's internal list of interested persons and, for any matches found, evaluating the anticipated magnitude and possible probability of any conflict of interest being present. For each referral item, the determination regarding the presence or absence of any actual or potential conflict of interest will be documented in a Conflicts of Interest Report to the Proxy Coordinator.

   Securities Lending
   In conjunction with industry standards Proxies are not available to be voted when the shares are out on loan through either Pioneer's lending program or a client's managed security lending program. However, Pioneer will reserve the right to recall lent securities so that they may be voted according to the Pioneer's instructions. If a portfolio manager would like to vote a block of previously lent shares, the Proxy Coordinator will work with the portfolio manager and Investment Operations to recall the security, to the extent possible, to facilitate the vote on the entire block of shares.

   Share-Blocking

   "Share-blocking" is a market practice whereby shares are sent to a custodian (which may be different than the account custodian) for record keeping and voting at the general meeting. The shares are unavailable for sale or delivery until the end of the blocking period (typically the day after general meeting date).

   Pioneer will vote in those countries with "share-blocking." In the event a manager would like to sell a security with "share-blocking", the Proxy Coordinator will work with the Portfolio Manager and Investment Operations Department to recall the shares (as allowable within the market time-frame and practices) and/or communicate with executing brokerage firm. A list of countries with "share-blocking" is available from the Investment Operations Department upon request.

   Record Keeping
   The Proxy Coordinator shall ensure that Pioneer's proxy voting service:

       o Retains a copy of the proxy statement received (unless the proxy statement is available from the SEC's Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system);

       o   Retains a record of the vote cast;

       o Prepares Form N-PX for filing on behalf of each client that is a registered investment company; and

       o Is able to promptly provide Pioneer with a copy of the voting record upon its request.

   The Proxy Coordinator shall ensure that for those votes that may require additional documentation (i.e. conflicts of interest, exception votes and case-by-case votes) the following records are maintained:

       o    A record memorializing the basis for each referral vote cast;

       o A copy of any document created by Pioneer that was material in making the decision on how to vote the subject proxy; and

       o A copy of any conflict notice, conflict consent or any other written communication (including emails or other electronic communications) to or from the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries) regarding the subject proxy vote cast by, or the vote recommendation of, Pioneer.

       o Pioneer shall maintain the above records in the client's file for a period not less than ten (10) years.

     Disclosure
     Pioneer shall take reasonable measures to inform its clients of the process or procedures clients must follow to obtain information regarding how Pioneer voted with respect to assets held in their accounts. In addition, Pioneer shall describe to clients its proxy voting policies and procedures and will furnish a copy of its proxy voting policies and procedures upon request. This information may be provided to clients through Pioneer's Form ADV (Part II) disclosure, by separate notice to the client, or through Pioneer's website.

     Proxy Voting Oversight Group
     The members of the Proxy Voting Oversight Group are Pioneer's: Director of Portfolio Management US, Head of Investment Operations, and Director of Compliance. Other members of Pioneer will be invited to attend meetings and otherwise participate as necessary. The Head of Investment Operations will chair the Proxy Voting Oversight Group.

     The Proxy Voting Oversight Group is responsible for developing, evaluating, and changing (when necessary) Pioneer's Proxy Voting Policies and Procedures. The group meets at least annually to evaluate and review these policies and procedures and the services of its third-party proxy voting service. In addition, the Proxy Voting Oversight Group will meet as necessary to vote on referral items and address other business as necessary.

     Amendments
     Pioneer may not amend its Proxy Voting Policies And Procedures without the prior approval of the Proxy Voting Oversight Group and its corporate parent, Pioneer Global Asset Management S.p.A

   Proxy Voting Policies
   Pioneer's sole concern in voting proxies is the economic effect of the proposal on the value of portfolio holdings, considering both the short- and long-term impact. In many instances, Pioneer believes that supporting the company's strategy and voting "for" management's proposals builds portfolio value. In other cases, however, proposals set forth by management may have a negative effect on that value, while some shareholder proposals may hold the best prospects for enhancing it. Pioneer monitors developments in the proxy-voting arena and will revise this policy as needed.

   All proxies that are received promptly will be voted in accordance with the specific policies listed below. All shares in a company held by Pioneer-managed accounts will be voted alike, unless a client has given us specific voting instructions on an issue or has not delegated authority to us. Proxy voting issues will be reviewed by Pioneer's Proxy Voting Oversight Group, which consists of the Director of Portfolio Management US, the Director of Investment Operations (the Proxy Coordinator), and the Director of Compliance.

   Pioneer has established Proxy Voting Procedures for identifying and reviewing conflicts of interest that may arise in the voting of proxies.

   Clients may request, at any time, a report on proxy votes for securities held in their portfolios and Pioneer is happy to discuss our proxy votes with company management. Pioneer retains a proxy voting service to provide research on proxy issues and to process proxy votes.

Administrative
   While administrative items appear infrequently in U.S. issuer proxies, they are quite common in non-U.S. proxies.

   We will generally support these and similar management proposals:

       o    Corporate name change.

       o    A change of corporate headquarters.

       o    Stock exchange listing.

       o    Establishment of time and place of annual meeting.

       o    Adjournment or postponement of annual meeting.

       o    Acceptance/approval of financial statements.

       o Approval of dividend payments, dividend reinvestment plans and other dividend-related proposals.

       o    Approval of minutes and other formalities.

       o Authorization of the transferring of reserves and allocation of income.

       o    Amendments to authorized signatories.

       o    Approval of accounting method changes or change in fiscal year-end.

       o    Acceptance of labor agreements.

       o    Appointment of internal auditors.

   Pioneer will vote on a case-by-case basis on other routine business; however, Pioneer will oppose any routine business proposal if insufficient information is presented in advance to allow Pioneer to judge the merit of the proposal. Pioneer has also instructed its proxy voting service to inform Pioneer of its analysis of any administrative items inconsistent, in its view, with supporting the value of Pioneer portfolio holdings so that Pioneer may consider and vote on those items on a case-by-case basis.

Auditors
     We normally vote for proposals to:

       o Ratify the auditors. We will consider a vote against if we are concerned about the auditors' independence or their past work for the company. Specifically, we will oppose the ratification of auditors and withhold votes from audit committee members if non-audit fees paid by the company to the auditing firm exceed the sum of audit fees plus audit-related fees plus permissible tax fees according to the disclosure categories proposed by the Securities and Exchange Commission.

       o    Restore shareholder rights to ratify the auditors.

     We will normally oppose proposals that require companies to:

       o    Seek bids from other auditors.

       o Rotate auditing firms, except where the rotation is statutorily required or where rotation would demonstrably strengthen financial disclosure.

       o    Indemnify auditors.

       o Prohibit auditors from engaging in non-audit services for the company.

     Board of Directors
     On issues related to the board of directors, Pioneer normally supports management. We will, however, consider a vote against management in instances where corporate performance has been very poor or where the board appears to lack independence.

     General Board Issues
     Pioneer will vote for:

       o Audit, compensation and nominating committees composed of independent directors exclusively.

       o Indemnification for directors for actions taken in good faith in accordance with the business judgment rule. We will vote against proposals for broader indemnification.

       o Changes in board size that appear to have a legitimate business purpose and are not primarily for anti-takeover reasons.

       o    Election of an honorary director.

     We will vote against:

       o    Minimum stock ownership by directors.

       o Term limits for directors. Companies benefit from experienced directors, and shareholder control is better achieved through annual votes.

       o Requirements for union or special interest representation on the board.

       o    Requirements to provide two candidates for each board seat.

     We will vote on a case-by case basis on these issues:

       o Separate chairman and CEO positions. We will consider voting with shareholders on these issues in cases of poor corporate performance.

     Elections of Directors
     In uncontested elections of directors we will vote against:

       o Individual directors with absenteeism above 25% without valid reason. We support proposals that require disclosure of director attendance.

       o Insider directors and affiliated outsiders who sit on the audit, compensation, stock option or nominating committees. For the purposes of our policy, we accept the definition of affiliated directors provided by our proxy voting service.

     We will also vote against:

       o Directors who have failed to act on a takeover offer where the majority of shareholders have tendered their shares.

       o Directors who appear to lack independence or are associated with very poor corporate performance.

     We will vote on a case-by case basis on these issues:

       o Re-election of directors who have implemented or renewed a dead-hand or modified dead-hand poison pill (a "dead-hand poison pill" is a shareholder rights plan that may be altered only by incumbent or "dead " directors. These plans prevent a potential acquirer from disabling a poison pill by obtaining control of the board through a proxy vote).

       o    Contested election of directors.

       o Prior to phase-in required by SEC, we would consider supporting election of a majority of independent directors in cases of poor performance.

       o    Mandatory retirement policies.

       o Directors who have ignored a shareholder proposal that has been approved by shareholders for two consecutive years.

     Takeover-Related Measures
     Pioneer is generally opposed to proposals that may discourage takeover attempts. We believe that the potential for a takeover helps ensure that corporate performance remains high.

     Pioneer will vote for:

       o    Cumulative voting.

       o    Increase ability for shareholders to call special meetings.

       o    Increase ability for shareholders to act by written consent.

       o    Restrictions on the ability to make greenmail payments.

       o    Submitting rights plans to shareholder vote.

       o    Rescinding shareholder rights plans ("poison pills").

       o    Opting out of the following state takeover statutes:

     o Control share acquisition statutes, which deny large holders voting rights on holdings over a specified threshold.

     o Control share cash-out provisions, which require large holders to acquire shares from other holders.

     o Freeze-out provisions, which impose a waiting period on large holders before they can attempt to gain control.

     o Stakeholder laws, which permit directors to consider interests of non-shareholder constituencies.

     o Disgorgement provisions, which require acquirers to disgorge profits on purchases made before gaining control.

     o Fair price provisions.

     o Authorization of shareholder rights plans.

     o Labor protection provisions.

     o Mandatory classified boards.

     We will vote on a case-by-case basis on the following issues:

       o Fair price provisions. We will vote against provisions requiring supermajority votes to approve takeovers. We will also consider voting against proposals that require a supermajority vote to repeal or amend the provision. Finally, we will consider the mechanism used to determine the fair price; we are generally opposed to complicated formulas or requirements to pay a premium.

       o Opting out of state takeover statutes regarding fair price provisions. We will use the criteria used for fair price provisions in general to determine our vote on this issue.

       o    Proposals that allow shareholders to nominate directors.

     We will vote against:

       o    Classified boards, except in the case of closed-end mutual funds.

       o Limiting shareholder ability to remove or appoint directors. We will support proposals to restore shareholder authority in this area. We will review on a case-by-case basis proposals that authorize the board to make interim appointments.

       o    Classes of shares with unequal voting rights.

       o    Supermajority vote requirements.

       o Severance packages ("golden" and "tin" parachutes). We will support proposals to put these packages to shareholder vote.

       o Reimbursement of dissident proxy solicitation expenses. While we ordinarily support measures that encourage takeover bids, we believe that management should have full control over corporate funds.

       o    Extension of advance notice requirements for shareholder proposals.

       o Granting board authority normally retained by shareholders (e.g., amend charter, set board size).

       o Shareholder rights plans ("poison pills"). These plans generally allow shareholders to buy additional shares at a below-market price in the event of a change in control and may deter some bids.

     Capital Structure
     Managements need considerable flexibility in determining the company's financial structure, and Pioneer normally supports managements' proposals in this area. We will, however, reject proposals that impose high barriers to potential takeovers.

     Pioneer will vote for:

       o    Changes in par value.

       o    Reverse splits, if accompanied by a reduction in number of shares.

       o Share repurchase programs, if all shareholders may participate on equal terms.

       o    Bond issuance.

       o    Increases in "ordinary" preferred stock.

       o Proposals to have blank-check common stock placements (other than shares issued in the normal course of business) submitted for shareholder approval.

       o    Cancellation of company treasury shares.

     We will vote on a case-by-case basis on the following issues:

       o Reverse splits not accompanied by a reduction in number of shares, considering the risk of delisting.

       o Increase in authorized common stock. We will make a determination considering, among other factors:

     o Number of shares currently available for issuance;

     o Size of requested increase (we would normally approve increases of up to 100% of current authorization);

     o Proposed use of the additional shares; and

     o Potential consequences of a failure to increase the number of shares outstanding (e.g., delisting or bankruptcy).

       o Blank-check preferred. We will normally oppose issuance of a new class of blank-check preferred, but may approve an increase in a class already outstanding if the company has demonstrated that it uses this flexibility appropriately.

       o    Proposals to submit private placements to shareholder vote.

       o    Other financing plans.

     We will vote against preemptive rights that we believe limit a company's financing flexibility.

     Compensation
     Pioneer supports compensation plans that link pay to shareholder returns and believes that management has the best understanding of the level of compensation needed to attract and retain qualified people. At the same time, stock-related compensation plans have a significant economic impact and a direct effect on the balance sheet. Therefore, while we do not want to micromanage a company's compensation programs, we will place limits on the potential dilution these plans may impose.

     Pioneer will vote for:

       o    401(k) benefit plans.

       o Employee stock ownership plans (ESOPs), as long as shares allocated to ESOPs are less than 5% of outstanding shares. Larger blocks of stock in ESOPs can serve as a takeover defense. We will support proposals to submit ESOPs to shareholder vote.

       o Various issues related to the Omnibus Budget and Reconciliation Act of 1993 (OBRA), including:

     o Amendments to performance plans to conform with OBRA;

     o Caps on annual grants or amendments of administrative features;

     o Adding performance goals; and

     o Cash or cash-and-stock bonus plans.

       o Establish a process to link pay, including stock-option grants, to performance, leaving specifics of implementation to the company.

       o    Require that option repricings be submitted to shareholders.

       o    Require the expensing of stock-option awards.

       o Require reporting of executive retirement benefits (deferred compensation, split-dollar life insurance, SERPs, and pension benefits).

       o Employee stock purchase plans where the purchase price is equal to at least 85% of the market price, where the offering period is no greater than 27 months and where potential dilution (as defined below) is no greater than 10%.

     We will vote on a case-by-case basis on the following issues:

       o Executive and director stock-related compensation plans. We will consider the following factors when reviewing these plans:

       o The program must be of a reasonable size. We will approve plans where the combined employee and director plans together would generate less than 15% dilution. We will reject plans with 15% or more potential dilution.

            Dilution = (A + B + C) / (A + B + C + D), where

            A = Shares reserved for plan/amendment,

            B = Shares available under continuing plans,

            C = Shares granted but unexercised and

            D = Shares outstanding.

       o    The plan must not:

            o Explicitly permit unlimited option repricing authority or that have repriced in the past without shareholder approval.

            o Be a self-replenishing "evergreen" plan, plans that grant discount options and tax offset payments.

     o We are generally in favor of proposals that increase participation beyond executives.

     o We generally support proposals asking companies to adopt rigorous vesting provisions for stock option plans such as those that vest incrementally over, at least, a three- or four-year period with a pro rata portion of the shares becoming exercisable on an annual basis following grant date.

     o We generally support proposals asking companies to disclose their window period policies for stock transactions. Window period policies ensure that employees do not exercise options based on insider information contemporaneous with quarterly earnings releases and other material corporate announcements.

     o We generally support proposals asking companies to adopt stock holding periods for their executives.

       o    All other employee stock purchase plans.

       o All other compensation-related proposals, including deferred compensation plans, employment agreements, loan guarantee programs and retirement plans.

       o All other proposals regarding stock compensation plans, including extending the life of a plan, changing vesting restrictions, repricing options, lengthening exercise periods or accelerating distribution of awards and pyramiding and cashless exercise programs.

     We will vote against:

       o Pensions for non-employee directors. We believe these retirement plans reduce director objectivity.

       o    Elimination of stock option plans.

     We will vote on a case-by case basis on these issues:

       o    Limits on executive and director pay.

       o    Stock in lieu of cash compensation for directors.

     Corporate Governance
     Pioneer will vote for:

       o    Confidential Voting.

       o Equal access provisions, which allow shareholders to contribute their opinion to proxy materials.

       o Proposals requiring directors to disclose their ownership of shares in the company.

     We will vote on a case-by-case basis on the following issues:

       o Change in the state of incorporation. We will support reincorporations supported by valid business reasons. We will oppose those that appear to be solely for the purpose of strengthening takeover defenses.

       o Bundled proposals. We will evaluate the overall impact of the proposal.

       o    Adopting or amending the charter, bylaws or articles of association.

       o Shareholder appraisal rights, which allow shareholders to demand judicial review of an acquisition price.

     We will vote against:

       o Shareholder advisory committees. While management should solicit shareholder input, we prefer to leave the method of doing so to management's discretion.

       o    Limitations on stock ownership or voting rights.

       o    Reduction in share ownership disclosure guidelines.

     Mergers and Restructurings
     Pioneer will vote on the following and similar issues on a case-by-case basis:

       o    Mergers and acquisitions.

       o Corporate restructurings, including spin-offs, liquidations, asset sales, joint ventures, conversions to holding company and conversions to self-managed REIT structure.

       o    Debt restructurings.

       o    Conversion of securities.

       o    Issuance of shares to facilitate a merger.

       o    Private placements, warrants, convertible debentures.

       o Proposals requiring management to inform shareholders of merger opportunities.

     We will normally vote against shareholder proposals requiring that the company be put up for sale.

     Mutual Funds
     Many of our portfolios may invest in shares of closed-end mutual funds or exchange-traded funds. The non-corporate structure of these investments raises several unique proxy voting issues.

     Pioneer will vote for:

       o    Establishment of new classes or series of shares.

       o    Establishment of a master-feeder structure.

     Pioneer will vote on a case-by-case on:

       o Changes in investment policy. We will normally support changes that do not affect the investment objective or overall risk level of the fund. We will examine more fundamental changes on a case-by-case basis.

       o    Approval of new or amended advisory contracts.

       o    Changes from closed-end to open-end format.

       o    Authorization for, or increase in, preferred shares.

       o    Disposition of assets, termination, liquidation, or mergers.

       o Classified boards of closed-end mutual funds, but will typically support such proposals.

     Social Issues
     Pioneer will abstain on stockholder proposals calling for greater disclosure of corporate activities with regard to social issues. "Social Issues" may generally be described as shareholder proposals for a company to:

       o Conduct studies regarding certain issues of public concern and interest;

       o Study the feasibility of the company taking certain actions with regard to such issues; or

       o Take specific action, including ceasing certain behavior and adopting company standards and principles, in relation to issues of public concern and interest.

     We believe these issues are important and should receive management attention.

     Pioneer will vote against proposals calling for substantial changes in the company's business or activities. We will also normally vote against proposals with regard to contributions, believing that management should control the routine disbursement of funds.

Item 8. Portfolio Managers of Closed-End Management Investment
        Companies.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrants portfolio (Portfolio Manager). Also state each Portfolio Managers business experience during the past 5 years.


Pioneer High Income Trust


PORTFOLIO MANAGEMENT

Additional Information About the Portfolio Managers

Other Accounts Managed by the Portfolio Managers. The table below indicates, for each portfolio manager of the fund, information about the accounts other than the fund over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of March 31, 2008. For purposes of the table, "Other Pooled Investment Vehicles" may include investment partnerships, undertakings for collective investments in transferable securities ("UCITS") and other non-U.S. investment funds and group trusts, and "Other Accounts" may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts but generally do not include the portfolio manager's personal investment accounts or those which the manager may be deemed to own beneficially under the code of ethics. Certain funds and other accounts managed by the portfolio manager may have substantially similar investment strategies.

--------------------- -------------------- ----------------- ------------------- ------------------ -------------------
Name of Portfolio     Type of Account      Number of         Total Assets        Number of          Assets Managed
Manager                                    Accounts Managed  Managed             Accounts Managed   for which
                                                                                 for which          Advisory Fee is
                                                                                 Advisory Fee is    Performance-Based
                                                                                 Performance-Based
--------------------- -------------------- ----------------- ------------------- ------------------ -------------------
--------------------- -------------------- ----------------- ------------------- ------------------ -------------------
Andrew Feltus         Other Registered     7                 $3,594,931,000      N/A                N/A
                      Investment
                      Companies
                      -------------------- ----------------- ------------------- ------------------ -------------------
                      -------------------- ----------------- ------------------- ------------------ -------------------
                      Other Pooled         4                 $412,717,000        N/A                N/A
                      Investment Vehicles
                      -------------------- ----------------- ------------------- ------------------ -------------------
                      -------------------- ----------------- ------------------- ------------------ -------------------
                      Other Accounts       3                 #340,360,000        N/A                N/A
--------------------- -------------------- ----------------- ------------------- ------------------ -------------------


Potential Conflicts of Interest. When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. For the reasons outlined below, Pioneer does not believe that any material conflicts are likely to arise out of a portfolio manager's responsibility for the management of the fund as well as one or more other accounts. Although Pioneer has adopted procedures that it believes are reasonably designed to detect and prevent violations of the federal securities laws and to mitigate the potential for conflicts of interest to affect its portfolio management decisions, there can be no assurance that all conflicts will be identified or that all procedures will be effective in mitigating the potential for such risks. Generally, the risks of such conflicts of interest are increased to the extent that a portfolio manager has a financial incentive to favor one account over another. Pioneer has structured its compensation arrangements in a manner that is intended to limit such potential for conflicts of interest. See "Compensation of Portfolio Managers" below.

o A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation of the initial public offering. Generally, investments for which there is limited availability are allocated based upon a range of factors including available cash and consistency with the accounts' investment objectives and policies. This allocation methodology necessarily involves some subjective elements but is intended over time to treat each client in an equitable and fair manner. Generally, the investment opportunity is allocated among participating accounts on a pro rata basis. Although Pioneer believes that its practices are reasonably designed to treat each client in an equitable and fair manner, there may be instances where a fund may not participate, or may participate to a lesser degree than other clients, in the allocation of an investment opportunity.

o A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security on the same day for more than one account, the trades typically are "bunched," which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, Pioneer will place the order in a manner intended to result in as favorable a price as possible for such client.

o A portfolio manager could favor an account if the portfolio manager's compensation is tied to the performance of that account to a greater degree than other accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager's bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if Pioneer receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager's compensation.

o A portfolio manager could favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest.

o If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest could arise. For example, if a portfolio manager purchases a security for one account and sells the same security for another account, such trading pattern may disadvantage either the account that is long or short. In making portfolio manager assignments, Pioneer seeks to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

Compensation of Portfolio Managers. Pioneer has adopted a system of compensation for portfolio managers that seeks to align the financial interests of the portfolio managers with those of shareholders of the accounts (including Pioneer funds) the portfolio managers manage, as well as with the financial performance of Pioneer. The compensation program for all Pioneer portfolio managers includes a base salary (determined by the rank and tenure of the employee) and an annual bonus program, as well as customary benefits that are offered generally to all full-time employees. Base compensation is fixed and normally reevaluated on an annual basis. Pioneer seeks to set base compensation at market rates, taking into account the experience and responsibilities of the portfolio manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving superior investment performance and align the interests of the investment professional with those of shareholders, as well as with the financial performance of Pioneer. Any bonus under the plan is completely discretionary, with a maximum annual bonus that may be in excess of base salary. The annual bonus is based upon a combination of the following factors:

o Quantitative Investment Performance. The quantitative investment performance calculation is based on pre-tax investment performance of all of the accounts managed by the portfolio manager (which includes the fund and any other accounts managed by the portfolio manager) over a one-year period (20% weighting) and four-year period (80% weighting), measured for periods ending on December 31. The accounts, which include the fund, are ranked against a group of mutual funds with similar investment objectives and investment focus (60%) and a broad-based securities market index measuring the performance of the same type of securities in which the accounts invest (40%), which, in the case of the fund, is the Merrill Lynch High Yield Master II Index. As a result of these two benchmarks, the performance of the portfolio manager for compensation purposes is measured against the criteria that are relevant to the portfolio manager's competitive universe.

o Qualitative Performance. The qualitative performance component with respect to all of the accounts managed by the portfolio manager includes objectives, such as effectiveness in the areas of teamwork, leadership, communications and marketing, that are mutually established and evaluated by each portfolio manager and management.

o Pioneer Results and Business Line Results. Pioneer's financial performance, as well as the investment performance of its investment management group, affect a portfolio manager's actual bonus by a leverage factor of plus or minus (+/-) a predetermined percentage.

The quantitative and qualitative performance components comprise 80% and 20%, respectively, of the overall bonus calculation (on a pre-adjustment basis). A portion of the annual bonus is deferred for a specified period and may be invested in one or more Pioneer funds.

Certain portfolio managers may participate in other programs designed to reward and retain key contributors. Senior executives or other key employees may be granted performance units based on the stock price performance of UniCredit and the financial performance of Pioneer Global Asset Management S.p.A., which are affiliates of Pioneer. Portfolio managers also may participate in a deferred compensation program, whereby deferred amounts are invested in one or more Pioneer funds.


Share Ownership by Portfolio Manager. The following table indicates as of March 31, 2009 the value, within the indicated range, of shares beneficially owned by the portfolio manager of the fund.

--------------------------------------- -------------------------------------
Name of Portfolio Manager               Beneficial Ownership of the Fund*
--------------------------------------- -------------------------------------
--------------------------------------- -------------------------------------
Andrew Feltus                           C
--------------------------------------- -------------------------------------


*Key to Dollar Ranges

A. None
B. $1 - $10,000
C. $10,001 - $50,000
D. $50,001 - $100,000
E. $100,001 - $500,000
F. $500,001 - $1,000,000
G. Over $1,000,000



Item 9. Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrants equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781). Instruction to paragraph (a). Disclose all purchases covered by this Item, including purchases that do not satisfy the conditions of the safe harbor of Rule 10b-18 under the Exchange Act (17 CFR 240.10b-18), made in the period covered by the report. Provide disclosures covering repurchases made on a monthly basis. For example, if the reporting period began on January 16 and ended on July 15, the chart would show repurchases for the months from January 16 through February 15, February 16 through March 15, March 16 through
April 15, April 16 through May 15, May 16 through June 15, and June 16 through July 15.

During the period covered by this report, there were no purchases made by or on behalf of the registrant or any affiliated purchaser as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934 (the Exchange Act), of shares of the registrants equity securities that are registered by the registrant pursuant to
Section 12 of the Exchange Act.


Item 10. Submission of Matters to a Vote of Security Holders.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrants board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrants board of directors since the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14(A) in its definitive proxy statement, or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, about the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-2(c))) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph.

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose whether or not there were significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act
(17 CFR 270.30a-2).

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer High Income Trust


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr, President

Date May 29, 2009


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr., President

Date May 29, 2009


By (Signature and Title)* /s/ Mark Bradley
Mark Bradley, Treasurer

Date May 29, 2009

* Print the name and title of each signing officer under his or her signature.